UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2024

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

March 31, 2024

Equity Income Fund
Investor Class (TWEIX)
I Class (ACIIX)
Y Class (AEIYX)
A Class (TWEAX)
C Class (AEYIX)
R Class (AEURX)
R5 Class (AEIUX)
R6 Class (AEUDX)
G Class (AEIMX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	9.09%	7.08%	8.21%	—	8/1/94
Russell 3000 Value Index	—	20.18%	10.18%	8.86%	—	—
I Class	ACIIX	9.29%	7.28%	8.42%	—	7/8/98
Y Class	AEIYX	9.44%	7.46%	—	7.53%	4/10/17
A Class	TWEAX					3/7/97
No sales charge		8.82%	6.81%	7.94%	—
With sales charge		2.56%	5.55%	7.30%	—
C Class	AEYIX	8.00%	6.01%	7.14%	—	7/13/01
R Class	AEURX	8.46%	6.53%	7.67%	—	8/29/03
R5 Class	AEIUX	9.30%	7.27%	—	7.35%	4/10/17
R6 Class	AEUDX	9.44%	7.43%	8.58%	—	7/26/13
G Class	AEIMX	10.06%	—	—	7.50%	8/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $22,013

Russell 3000 Value Index — $23,374

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.93%	0.73%	0.58%	1.18%	1.93%	1.43%	0.73%	0.58%	0.58%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Brian Woglom, Paul Howanitz, Kevin Toney and Michael Liss

Performance Summary

Equity Income returned 9.09%* for the fiscal year ended March 31, 2024, underperforming the Russell 3000 Value Index, which returned 20.18%. The fund’s return reflects operating expenses, while the index’s return does not.

Security selection in the financials and industrials sectors, in particular, pressured relative performance. In contrast, selection in materials and an underweight to real estate boosted returns.

The portfolio buys forward foreign currency contracts for hedging purposes to help protect the fund against adverse currency movements due to holding foreign securities and to isolate stock selection as the primary driver of performance. The fund benefited from the currency hedges due to the strength of the U.S. dollar.

Financials and Industrials Detracted

Our security selection in the financials sector hurt relative performance. While overweight allocations to banks and capital markets supported returns, the lack of investment in select benchmark holdings from these industries, including Wells Fargo & Co., produced a negative impact. The portfolio’s lack of exposure to the common stock of conglomerate Berkshire Hathaway also weighed on relative performance. Berkshire Hathaway’s shares benefited from the company’s solid quarterly earnings, driven by the stronger pricing power of its insurance businesses. Because the common stock of Berkshire Hathaway does not pay a dividend, the portfolio owns synthetic securities in the name. These securities provide a yield but have limited upside.

Security selection in the industrials sector hindered results, particularly in the aerospace and defense industry. During the period, aerospace and defense company, RTX, noted a production issue and its shares moved lower. We think this is a transitory event, and the movement in the stock was overdone.

Not owning Meta Platforms detracted. Shares of this technology conglomerate continued to benefit from cost-cutting efforts and the company’s investments in artificial intelligence. We do not own the stock because we think its risk/reward profile is less attractive relative to other names.

Utility stock, ONE Gas, detracted from performance. Cost inflation and debt refinancing at higher interest rates led ONE Gas to issue 2024 guidance that was below Street expectations. While these pressures will likely impact short-term earnings, we believe the company’s long-term earnings power remains intact.

Materials and Real Estate Contributed

Security selection in the materials sector boosted relative performance. Packaging Corp. of America was a contributor. This packaging and logistics company reported strong quarterly results during the period, with improved year-over-year shipments of containerboard. We think this suggests that the worst of the inventory destocking issue may be over.

An underweight allocation to the real estate sector benefited performance. The real estate sector underperformed most sectors during the period, and so the portfolio’s underweight position in real estate relative to the benchmark aided performance. Not owning several benchmark stocks across several types of real estate investment trusts gave results a boost.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Not owning Pfizer contributed. Lack of exposure to this pharmaceutical company aided relative results. Pfizer’s shares underperformed during the period after a drug trial for its obesity treatment drug failed to show positive outcomes. The company also lowered its guidance due to reduced expectations for its COVID-19 franchise.

A position in The Allstate Corp. added value. This insurance company recently improved its profitability after implementing policy increases, particularly for its automobile insurance policies. Allstate also benefited from a more benign natural catastrophe environment.

6

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
Common Stocks	82.6%
Preferred Stocks	8.4%
Convertible Bonds	3.5%
Equity-Linked Notes	2.5%
Convertible Preferred Stocks	0.9%
Short-Term Investments	2.5%
Other Assets and Liabilities	(0.4)%

Top Five Industries	% of net assets
Banks	9.3%
Health Care Equipment and Supplies	8.7%
Capital Markets	7.9%
Pharmaceuticals	7.9%
Oil, Gas and Consumable Fuels	6.4%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,112.10	$4.91	0.93%
I Class	$1,000	$1,113.10	$3.86	0.73%
Y Class	$1,000	$1,115.00	$3.07	0.58%
A Class	$1,000	$1,112.10	$6.23	1.18%
C Class	$1,000	$1,107.90	$10.17	1.93%
R Class	$1,000	$1,110.00	$7.54	1.43%
R5 Class	$1,000	$1,113.20	$3.86	0.73%
R6 Class	$1,000	$1,113.80	$3.07	0.58%
G Class	$1,000	$1,116.90	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,020.35	$4.70	0.93%
I Class	$1,000	$1,021.35	$3.69	0.73%
Y Class	$1,000	$1,022.10	$2.93	0.58%
A Class	$1,000	$1,019.10	$5.96	1.18%
C Class	$1,000	$1,015.35	$9.72	1.93%
R Class	$1,000	$1,017.85	$7.21	1.43%
R5 Class	$1,000	$1,021.35	$3.69	0.73%
R6 Class	$1,000	$1,022.10	$2.93	0.58%
G Class	$1,000	$1,024.95	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

MARCH 31, 2024

	Shares/Principal Amount	Value
COMMON STOCKS — 82.6%
Aerospace and Defense — 2.1%
RTX Corp.	1,775,653	$173,179,437
Air Freight and Logistics — 1.5%
United Parcel Service, Inc., Class B	831,771	123,626,124
Banks — 3.9%
Capitol Federal Financial, Inc.	4,516,896	26,920,700
Commerce Bancshares, Inc.	639,759	34,035,179
JPMorgan Chase & Co.	750,540	150,333,162
PNC Financial Services Group, Inc.	307,902	49,756,963
Truist Financial Corp.	675,553	26,333,056
U.S. Bancorp	744,284	33,269,495
		320,648,555
Beverages — 1.5%
PepsiCo, Inc.	704,879	123,360,874
Building Products — 0.2%
Assa Abloy AB, Class B	624,379	17,918,616
Capital Markets — 4.6%
AllianceBernstein Holding LP	1,417,304	49,237,141
Bank of New York Mellon Corp.	851,906	49,086,824
BlackRock, Inc.	79,003	65,864,801
Charles Schwab Corp.	1,114,293	80,607,956
Northern Trust Corp.	463,807	41,241,718
T Rowe Price Group, Inc.	746,226	90,979,874
		377,018,314
Chemicals — 2.0%
Akzo Nobel NV	540,898	40,414,523
Linde PLC	258,811	120,171,123
		160,585,646
Commercial Services and Supplies — 1.0%
Republic Services, Inc.	426,045	81,562,055
Communications Equipment — 1.2%
Cisco Systems, Inc.	2,024,982	101,066,852
Construction Materials — 0.7%
CRH PLC	689,093	59,441,162
Consumer Staples Distribution & Retail — 1.6%
Koninklijke Ahold Delhaize NV	1,729,949	51,763,150
Walmart, Inc.	1,314,494	79,093,104
		130,856,254
Containers and Packaging — 1.8%
Amcor PLC	4,722,961	44,915,359
Packaging Corp. of America	539,969	102,475,317
		147,390,676
Diversified Telecommunication Services — 1.8%
Verizon Communications, Inc.	3,567,277	149,682,943
Electric Utilities — 2.5%
Duke Energy Corp.	1,288,258	124,587,431
Eversource Energy	1,323,168	79,085,751
		203,673,182
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	Shares/Principal Amount	Value
Electrical Equipment — 0.4%
Legrand SA	338,412	$35,836,718
Electronic Equipment, Instruments and Components — 2.0%
Corning, Inc.	2,834,163	93,414,013
TE Connectivity Ltd.	503,584	73,140,540
		166,554,553
Energy Equipment and Services — 0.5%
Baker Hughes Co.	1,234,607	41,359,334
Food Products — 3.1%
Hershey Co.	504,589	98,142,560
Mondelez International, Inc., Class A	2,231,440	156,200,800
		254,343,360
Gas Utilities — 4.8%
Atmos Energy Corp.	1,135,212	134,942,650
ONE Gas, Inc.	2,114,666	136,459,397
Spire, Inc.	2,006,626	123,146,638
		394,548,685
Ground Transportation — 2.3%
Norfolk Southern Corp.	752,879	191,886,271
Health Care Equipment and Supplies — 8.0%
Becton Dickinson & Co.	791,078	195,752,251
Medtronic PLC	4,775,689	416,201,296
Zimmer Biomet Holdings, Inc.	347,816	45,904,756
		657,858,303
Health Care Providers and Services — 2.0%
Quest Diagnostics, Inc.	766,231	101,993,009
UnitedHealth Group, Inc.	127,956	63,299,833
		165,292,842
Household Products — 5.3%
Colgate-Palmolive Co.	2,384,430	214,717,921
Kimberly-Clark Corp.	1,354,754	175,237,430
Procter & Gamble Co.	298,787	48,478,191
		438,433,542
Insurance — 4.7%
Aflac, Inc.	480,926	41,292,306
Allstate Corp.	601,951	104,143,543
Chubb Ltd.	220,784	57,211,758
Marsh & McLennan Cos., Inc.	594,068	122,366,127
Reinsurance Group of America, Inc.	321,824	62,073,413
		387,087,147
Media — 0.6%
Omnicom Group, Inc.	510,629	49,408,462
Oil, Gas and Consumable Fuels — 6.4%
Chevron Corp.	439,805	69,374,841
Enterprise Products Partners LP	6,502,200	189,734,196
Exxon Mobil Corp.	1,691,267	196,592,876
TotalEnergies SE	1,059,922	72,911,377
		528,613,290
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	Shares/Principal Amount	Value
Personal Care Products — 3.5%
Kenvue, Inc.	6,659,283	$142,908,213
Unilever PLC	2,936,446	147,460,263
		290,368,476
Pharmaceuticals — 7.9%
Johnson & Johnson	2,757,268	436,172,225
Roche Holding AG	634,191	161,920,927
Sanofi SA, ADR	991,970	48,209,742
		646,302,894
Professional Services — 1.6%
Automatic Data Processing, Inc.	540,381	134,954,751
Semiconductors and Semiconductor Equipment — 0.9%
Texas Instruments, Inc.	411,133	71,623,480
Specialized REITs — 1.6%
American Tower Corp.	354,913	70,127,260
Public Storage	213,459	61,915,917
		132,043,177
Trading Companies and Distributors — 0.6%
Bunzl PLC	1,236,494	47,577,315
TOTAL COMMON STOCKS (Cost $5,150,008,620)		6,804,103,290
PREFERRED STOCKS — 8.4%
Banks — 5.1%
Bank of America Corp., 6.30%	65,240,000	65,624,851
JPMorgan Chase & Co., 4.60%	70,254,000	69,243,305
JPMorgan Chase & Co., 5.00%	60,416,000	60,256,411
M&T Bank Corp., Series E, 9.18%	23,961,000	24,065,662
M&T Bank Corp., Series F, 5.125%	36,239,000	32,215,025
Truist Financial Corp., 4.95%(1)	135,293,000	133,071,962
Truist Financial Corp., 5.10%	39,647,000	37,079,429
		421,556,645
Capital Markets — 3.3%
Bank of New York Mellon Corp., 4.70%	86,419,000	85,013,248
Charles Schwab Corp., 4.00%	57,379,000	53,754,001
Charles Schwab Corp., 5.375%(1)	123,663,000	123,116,298
Goldman Sachs Group, Inc., Series Q, 5.50%	10,396,000	10,346,056
		272,229,603
TOTAL PREFERRED STOCKS (Cost $697,698,817)		693,786,248
CONVERTIBLE BONDS — 3.5%
Health Care Equipment and Supplies — 0.7%
Envista Holdings Corp., 1.75%, 8/15/28(2)	$60,698,000	53,603,921
Hotels, Restaurants and Leisure — 0.9%
Cracker Barrel Old Country Store, Inc., 0.625%, 6/15/26	86,201,000	76,107,759
Passenger Airlines — 0.5%
Southwest Airlines Co., 1.25%, 5/1/25(1)	40,502,000	41,139,907
Semiconductors and Semiconductor Equipment — 1.4%
Microchip Technology, Inc., 0.125%, 11/15/24(1)	108,242,000	115,385,972
TOTAL CONVERTIBLE BONDS (Cost $300,395,498)		286,237,559
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	Shares/Principal Amount	Value
EQUITY-LINKED NOTES — 2.5%
Automobile Components — 0.4%
JPMorgan Chase Bank NA, (convertible into Aptiv PLC), 13.42%, 5/21/24(2)	$176,641	$13,980,249
UBS AG, (convertible into BorgWagner, Inc.), 10.10%, 8/13/24(2)	441,447	14,125,446
		28,105,695
Building Products — 0.5%
JPMorgan Chase Bank NA, (convertible into Johnson Controls International PLC), 11.05%, 5/3/24(2)	378,116	19,264,812
Royal Bank of Canada, (convertible into Masco Corp.), 9.60%, 4/24/24(2)	374,191	19,194,813
		38,459,625
Chemicals — 0.2%
Goldman Sachs International, (convertible into Linde PLC, Class B), 4.63%, 7/25/24(2)	47,605	19,584,973
Electrical Equipment — 0.2%
Citigroup Global Markets Holdings, Inc., (convertible into Rockwell Automation, Inc.), 6.88%, 8/5/24(2)	60,572	15,826,195
Financial Services — 0.2%
Goldman Sachs International, (convertible into Berkshire Hathaway, Inc., Class B), 4.25%, 6/25/24(2)	42,585	15,854,463
Machinery — 0.2%
JPMorgan Chase Bank NA, (convertible into Deere & Co.), 11.51%, 5/3/24(2)	50,732	19,035,098
Professional Services — 0.2%
UBS AG, (convertible into Automatic Data Processing, Inc.), 5.65%, 7/26/24(2)	80,827	19,394,736
Semiconductors and Semiconductor Equipment — 0.2%
UBS AG, (convertible into Teradyne, Inc.), 13.05%, 4/24/24(2)	211,306	18,474,051
Textiles, Apparel and Luxury Goods — 0.4%
Goldman Sachs International, (convertible into Nike, Inc., Class B), 10.30%, 8/20/24(2)	179,570	18,199,195
UBS AG, (convertible into Nike, Inc., Class B), 7.60%, 9/25/24(2)	146,152	13,587,923
		31,787,118
TOTAL EQUITY-LINKED NOTES (Cost $204,124,853)		206,521,954
CONVERTIBLE PREFERRED STOCKS — 0.9%
Banks — 0.3%
Bank of America Corp., 7.25%	17,436	20,859,897
Electric Utilities — 0.6%
NextEra Energy, Inc., 6.93%, 9/1/25(1)	1,306,314	51,710,439
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $86,220,882)		72,570,336
SHORT-TERM INVESTMENTS — 2.5%
Discount Notes(3) — 0.2%
Federal Home Loan Bank Discount Notes, 5.29%, 4/1/24	$17,335,000	17,325,042
Money Market Funds — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class	132,448	132,448
State Street Navigator Securities Lending Government Money Market Portfolio(4)	58,098,331	58,098,331
		58,230,779
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	Shares/Principal Amount	Value
Repurchase Agreements — 1.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $5,847,896), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $5,735,235)		$5,731,872
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 3.875%, 3/31/27 - 2/15/51, valued at $106,635,952), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $104,606,565)		104,545,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 0.375% - 4.00%, 11/30/25 - 10/31/2029, valued at $23,631,824), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $23,178,642)		23,165,000
		133,441,872
TOTAL SHORT-TERM INVESTMENTS (Cost $209,007,651)		208,997,693
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $6,647,456,321)		8,272,217,080
OTHER ASSETS AND LIABILITIES — (0.4)%		(31,207,603)
TOTAL NET ASSETS — 100.0%		$8,241,009,477

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	136,614,635	CHF	121,315,982	UBS AG	6/28/24	$806,601
USD	111,245,987	EUR	102,304,756	Bank of America N.A.	6/28/24	487,791
USD	111,217,117	EUR	102,304,756	JPMorgan Chase Bank N.A.	6/28/24	458,920
USD	111,276,627	EUR	102,304,756	Morgan Stanley	6/28/24	518,431
USD	40,710,898	GBP	32,171,719	Morgan Stanley	6/28/24	87,139
SEK	4,656,425	USD	442,116	UBS AG	6/28/24	(5,547)
SEK	11,364,967	USD	1,078,833	UBS AG	6/28/24	(13,293)
USD	17,268,587	SEK	181,394,415	UBS AG	6/28/24	261,683
						$2,601,725
14

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound
SEK	–	Swedish Krona
USD	–	United States Dollar
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $74,369,394. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $260,125,875, which represented 3.2% of total net assets.
(3)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $75,155,537, which includes securities collateral of $17,057,206.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $6,589,357,990) — including $74,369,394 of securities on loan	$8,214,118,749
Investment made with cash collateral received for securities on loan, at value (cost of $58,098,331)	58,098,331
Total investment securities, at value (cost of $6,647,456,321)	8,272,217,080
Cash	1,729,765
Foreign currency holdings, at value (cost of $8,990)	8,766
Receivable for investments sold	18,358,683
Receivable for capital shares sold	2,612,409
Unrealized appreciation on forward foreign currency exchange contracts	2,620,565
Dividends and interest receivable	32,357,874
Securities lending receivable	83,326
8,329,988,468

Liabilities
Payable for collateral received for securities on loan	58,098,331
Payable for investments purchased	824,044
Payable for capital shares redeemed	24,178,922
Unrealized depreciation on forward foreign currency exchange contracts	18,840
Accrued management fees	5,569,905
Distribution and service fees payable	288,949
88,978,991

Net Assets	$8,241,009,477

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,472,149,158
Distributable earnings (loss)	1,768,860,319
$8,241,009,477

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$3,163,228,325	357,835,132	$8.84
I Class, $0.01 Par Value	$2,874,672,703	324,676,481	$8.85
Y Class, $0.01 Par Value	$728,298,694	82,132,175	$8.87
A Class, $0.01 Par Value	$693,134,345	78,422,412	$8.84
C Class, $0.01 Par Value	$154,212,666	17,447,384	$8.84
R Class, $0.01 Par Value	$33,185,597	3,773,872	$8.79
R5 Class, $0.01 Par Value	$76,698,865	8,673,913	$8.84
R6 Class, $0.01 Par Value	$517,571,272	58,387,259	$8.86
G Class, $0.01 Par Value	$7,010	790	$8.87
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $9.38 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
16

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Dividends (including $9,582,598 from affiliates and net of foreign taxes withheld of $3,947,236)	$228,162,910
Interest	74,923,002
Securities lending, net	3,045,474
306,131,386

Expenses:
Management fees	71,933,101
Distribution and service fees:
A Class	1,774,397
C Class	1,759,474
R Class	180,805
Directors' fees and expenses	303,688
Other expenses	147,334
76,098,799
Fees waived - G Class	(37)
76,098,762

Net investment income (loss)	230,032,624

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(29,624,367) from affiliates)	549,679,705
Forward foreign currency exchange contract transactions	5,937,853
Written options contract transactions	2,683,546
Foreign currency translation transactions	(242,120)
558,058,984

Change in net unrealized appreciation (depreciation) on:
Investments (including $686,717 from affiliates)	(56,316,264)
Forward foreign currency exchange contracts	7,309,822
Written options contracts	(347,224)
Translation of assets and liabilities in foreign currencies	36,853
(49,316,813)

Net realized and unrealized gain (loss)	508,742,171

Net Increase (Decrease) in Net Assets Resulting from Operations	$738,774,795

See Notes to Financial Statements.
17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$230,032,624	$249,534,711
Net realized gain (loss)	558,058,984	434,649,209
Change in net unrealized appreciation (depreciation)	(49,316,813)	(1,068,377,967)
Net increase (decrease) in net assets resulting from operations	738,774,795	(384,194,047)

Distributions to Shareholders
From earnings:
Investor Class	(250,699,152)	(310,571,931)
I Class	(247,879,833)	(377,999,062)
Y Class	(55,557,299)	(20,583,258)
A Class	(51,738,587)	(62,428,465)
C Class	(11,107,411)	(16,563,683)
R Class	(2,438,735)	(3,252,890)
R5 Class	(5,500,025)	(5,326,994)
R6 Class	(47,469,659)	(73,084,105)
G Class	(559)	(575)
Decrease in net assets from distributions	(672,391,260)	(869,810,963)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,833,210,330)	(384,538,047)

Net increase (decrease) in net assets	(1,766,826,795)	(1,638,543,057)

Net Assets
Beginning of period	10,007,836,272	11,646,379,329
End of period	$8,241,009,477	$10,007,836,272

See Notes to Financial Statements.
18

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Equity-linked notes are valued at the mean using market models that consider quotations from dealer and active market makers. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

19

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to make interest payments or to deliver common stock at maturity.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

20

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2024.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Convertible Bonds	$13,583,254	—	—	—	$13,583,254
Convertible Preferred Stocks	36,773,779	—	—	—	36,773,779
Preferred Stocks	7,741,298	—	—	—	7,741,298
Total Borrowings	$58,098,331	—	—	—	$58,098,331
Gross amount of recognized liabilities for securities lending transactions					$58,098,331
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

21

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2024 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.80% to 1.00%	0.92%
I Class	0.60% to 0.80%	0.72%
Y Class	0.45% to 0.65%	0.57%
A Class	0.80% to 1.00%	0.92%
C Class	0.80% to 1.00%	0.92%
R Class	0.80% to 1.00%	0.92%
R5 Class	0.60% to 0.80%	0.72%
R6 Class	0.45% to 0.65%	0.57%
G Class	0.45% to 0.65%	0.00%(1)
(1)Effective annual management fee before waiver was 0.57%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.
22

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $709,386 and $3,956,744, respectively. The effect of interfund transactions on the Statement of Operations was $434,912 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2024 were $1,496,877,260 and $3,370,587,420, respectively.

For the period ended March 31, 2024, the fund incurred net realized gains of $16,641,766 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

23

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,900,000,000		3,900,000,000
Sold	18,955,729	$163,909,659	28,747,919	$264,128,611
Issued in reinvestment of distributions	28,700,446	243,373,527	34,321,374	301,750,127
Redeemed	(104,795,858)	(906,031,633)	(73,189,590)	(668,637,245)
	(57,139,683)	(498,748,447)	(10,120,297)	(102,758,507)
I Class/Shares Authorized	4,500,000,000		4,500,000,000
Sold	47,889,769	415,705,414	87,993,965	804,477,327
Issued in reinvestment of distributions	27,710,528	235,475,850	40,885,907	359,903,834
Redeemed	(237,115,092)	(2,062,569,467)	(140,189,168)	(1,280,211,740)
	(161,514,795)	(1,411,388,203)	(11,309,296)	(115,830,579)
Y Class/Shares Authorized	750,000,000		200,000,000
Sold	66,159,767	583,026,132	3,533,151	32,599,997
Issued in reinvestment of distributions	6,449,853	54,867,272	2,235,584	19,721,230
Redeemed	(16,341,446)	(141,589,646)	(7,824,058)	(71,897,428)
	56,268,174	496,303,758	(2,055,323)	(19,576,201)
A Class/Shares Authorized	900,000,000		920,000,000
Sold	8,314,264	71,825,649	10,291,287	94,176,513
Issued in reinvestment of distributions	5,747,696	48,703,043	6,621,291	58,207,626
Redeemed	(20,964,591)	(181,286,352)	(18,656,364)	(169,693,705)
	(6,902,631)	(60,757,660)	(1,743,786)	(17,309,566)
C Class/Shares Authorized	250,000,000		275,000,000
Sold	1,022,634	8,898,988	1,787,336	16,420,882
Issued in reinvestment of distributions	1,266,293	10,710,156	1,802,032	15,837,408
Redeemed	(8,184,016)	(70,832,254)	(7,916,820)	(72,119,278)
	(5,895,089)	(51,223,110)	(4,327,452)	(39,860,988)
R Class/Shares Authorized	55,000,000		60,000,000
Sold	555,739	4,817,247	567,081	5,158,279
Issued in reinvestment of distributions	289,178	2,438,681	371,752	3,252,874
Redeemed	(1,719,914)	(14,719,829)	(1,163,434)	(10,591,388)
	(874,997)	(7,463,901)	(224,601)	(2,180,235)
R5 Class/Shares Authorized	80,000,000		80,000,000
Sold	1,302,660	11,333,404	1,004,015	9,132,981
Issued in reinvestment of distributions	648,556	5,500,025	605,940	5,326,994
Redeemed	(619,933)	(5,364,883)	(972,211)	(8,869,421)
	1,331,283	11,468,546	637,744	5,590,554
R6 Class/Shares Authorized	800,000,000		800,000,000
Sold	7,712,976	66,933,588	20,354,605	186,771,660
Issued in reinvestment of distributions	5,579,544	47,469,659	8,292,491	73,084,105
Redeemed	(48,647,767)	(425,805,119)	(38,237,774)	(352,468,865)
	(35,355,247)	(311,401,872)	(9,590,678)	(92,613,100)
G Class/Shares Authorized	20,000,000		20,000,000
Issued in reinvestment of distributions	66	559	65	575
Net increase (decrease)	(210,082,919)	$(1,833,210,330)	(38,733,624)	$(384,538,047)
24

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2024 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Capitol Federal Financial, Inc.(1)	$53,006	—	$39,587	$13,502	(1)	(1)	$(18,761)	$2,469
Spire, Inc.(1)	194,479	—	58,518	(12,815)	(1)	(1)	(10,863)	7,114
	$247,485	—	$98,105	$687			$(29,624)	$9,583
(1)Company was not an affiliate at March 31, 2024.

7. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
25

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Building Products	—	$17,918,616	—
Chemicals	$120,171,123	40,414,523	—
Consumer Staples Distribution & Retail	79,093,104	51,763,150	—
Electrical Equipment	—	35,836,718	—
Oil, Gas and Consumable Fuels	455,701,913	72,911,377	—
Personal Care Products	142,908,213	147,460,263	—
Pharmaceuticals	484,381,967	161,920,927	—
Trading Companies and Distributors	—	47,577,315	—
Other Industries	4,946,044,081	—	—
Preferred Stocks	—	693,786,248	—
Convertible Bonds	—	286,237,559	—
Equity-Linked Notes	—	206,521,954	—
Convertible Preferred Stocks	—	72,570,336	—
Short-Term Investments	58,230,779	150,766,914	—
	$6,286,531,180	$1,985,685,900	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,620,565	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$18,840	—

8. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 2,026 written options contracts.

26

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $794,084,516.

Value of Derivative Instruments as of March 31, 2024

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$2,620,565	Unrealized depreciation on forward foreign currency exchange contracts	$18,840

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2024

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$2,683,546	Change in net unrealized appreciation (depreciation) on written options contracts	$(347,224)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	5,937,853	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	7,309,822
		$8,621,399		$6,962,598

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

27

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$233,644,136	$334,595,885
Long-term capital gains	$438,747,124	$535,215,078

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,669,824,690
Gross tax appreciation of investments	$1,767,551,938
Gross tax depreciation of investments	(165,159,548)
Net tax appreciation (depreciation) of investments	1,602,392,390
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	130,029
Net tax appreciation (depreciation)	$1,602,522,419
Undistributed ordinary income	$21,423,401
Accumulated long-term gains	$144,914,499

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.
28

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$8.76	0.21	0.54	0.75	(0.21)	(0.46)	(0.67)	$8.84	9.09%	0.93%	0.93%	2.46%	2.46%	17%	$3,163,228
2023	$9.86	0.21	(0.53)	(0.32)	(0.21)	(0.57)	(0.78)	$8.76	(3.22)%	0.92%	0.92%	2.29%	2.29%	29%	$3,635,179
2022	$9.45	0.18	0.91	1.09	(0.19)	(0.49)	(0.68)	$9.86	11.74%	0.93%	0.93%	1.83%	1.83%	24%	$4,191,544
2021	$7.14	0.17	2.33	2.50	(0.19)	—	(0.19)	$9.45	35.30%	0.91%	0.91%	2.10%	2.10%	52%	$4,211,554
2020	$8.69	0.18	(1.07)	(0.89)	(0.19)	(0.47)	(0.66)	$7.14	(11.81)%	0.91%	0.91%	2.07%	2.07%	85%	$3,660,808
I Class
2024	$8.77	0.24	0.53	0.77	(0.23)	(0.46)	(0.69)	$8.85	9.29%	0.73%	0.73%	2.66%	2.66%	17%	$2,874,673
2023	$9.87	0.23	(0.53)	(0.30)	(0.23)	(0.57)	(0.80)	$8.77	(3.03)%	0.72%	0.72%	2.49%	2.49%	29%	$4,265,425
2022	$9.47	0.20	0.90	1.10	(0.21)	(0.49)	(0.70)	$9.87	11.83%	0.73%	0.73%	2.03%	2.03%	24%	$4,912,267
2021	$7.15	0.20	2.32	2.52	(0.20)	—	(0.20)	$9.47	35.67%	0.71%	0.71%	2.30%	2.30%	52%	$5,167,202
2020	$8.70	0.21	(1.08)	(0.87)	(0.21)	(0.47)	(0.68)	$7.15	(11.62)%	0.71%	0.71%	2.27%	2.27%	85%	$4,157,382

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2024	$8.79	0.24	0.55	0.79	(0.25)	(0.46)	(0.71)	$8.87	9.44%	0.58%	0.58%	2.81%	2.81%	17%	$728,299
2023	$9.89	0.24	(0.53)	(0.29)	(0.24)	(0.57)	(0.81)	$8.79	(2.87)%	0.57%	0.57%	2.64%	2.64%	29%	$227,227
2022	$9.48	0.22	0.90	1.12	(0.22)	(0.49)	(0.71)	$9.89	12.10%	0.58%	0.58%	2.18%	2.18%	24%	$276,001
2021	$7.16	0.21	2.33	2.54	(0.22)	—	(0.22)	$9.48	35.83%	0.56%	0.56%	2.45%	2.45%	52%	$281,614
2020	$8.71	0.22	(1.08)	(0.86)	(0.22)	(0.47)	(0.69)	$7.16	(11.48)%	0.56%	0.56%	2.42%	2.42%	85%	$222,844
A Class
2024	$8.76	0.20	0.53	0.73	(0.19)	(0.46)	(0.65)	$8.84	8.82%	1.18%	1.18%	2.21%	2.21%	17%	$693,134
2023	$9.86	0.19	(0.53)	(0.34)	(0.19)	(0.57)	(0.76)	$8.76	(3.46)%	1.17%	1.17%	2.04%	2.04%	29%	$747,365
2022	$9.45	0.16	0.90	1.06	(0.16)	(0.49)	(0.65)	$9.86	11.46%	1.18%	1.18%	1.58%	1.58%	24%	$858,437
2021	$7.14	0.16	2.31	2.47	(0.16)	—	(0.16)	$9.45	34.95%	1.16%	1.16%	1.85%	1.85%	52%	$869,137
2020	$8.69	0.16	(1.07)	(0.91)	(0.17)	(0.47)	(0.64)	$7.14	(12.02)%	1.16%	1.16%	1.82%	1.82%	85%	$698,473
C Class
2024	$8.76	0.13	0.54	0.67	(0.13)	(0.46)	(0.59)	$8.84	8.00%	1.93%	1.93%	1.46%	1.46%	17%	$154,213
2023	$9.86	0.12	(0.53)	(0.41)	(0.12)	(0.57)	(0.69)	$8.76	(4.17)%	1.92%	1.92%	1.29%	1.29%	29%	$204,407
2022	$9.45	0.08	0.91	0.99	(0.09)	(0.49)	(0.58)	$9.86	10.63%	1.93%	1.93%	0.83%	0.83%	24%	$272,764
2021	$7.14	0.09	2.32	2.41	(0.10)	—	(0.10)	$9.45	33.90%	1.91%	1.91%	1.10%	1.10%	52%	$303,205
2020	$8.69	0.10	(1.08)	(0.98)	(0.10)	(0.47)	(0.57)	$7.14	(12.66)%	1.91%	1.91%	1.07%	1.07%	85%	$394,129

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2024	$8.72	0.17	0.53	0.70	(0.17)	(0.46)	(0.63)	$8.79	8.46%	1.43%	1.43%	1.96%	1.96%	17%	$33,186
2023	$9.82	0.16	(0.53)	(0.37)	(0.16)	(0.57)	(0.73)	$8.72	(3.71)%	1.42%	1.42%	1.79%	1.79%	29%	$40,525
2022	$9.41	0.13	0.91	1.04	(0.14)	(0.49)	(0.63)	$9.82	11.23%	1.43%	1.43%	1.33%	1.33%	24%	$47,839
2021	$7.11	0.14	2.30	2.44	(0.14)	—	(0.14)	$9.41	34.60%	1.41%	1.41%	1.60%	1.60%	52%	$57,032
2020	$8.66	0.14	(1.07)	(0.93)	(0.15)	(0.47)	(0.62)	$7.11	(12.28)%	1.41%	1.41%	1.57%	1.57%	85%	$56,388
R5 Class
2024	$8.76	0.24	0.53	0.77	(0.23)	(0.46)	(0.69)	$8.84	9.30%	0.73%	0.73%	2.66%	2.66%	17%	$76,699
2023	$9.86	0.23	(0.53)	(0.30)	(0.23)	(0.57)	(0.80)	$8.76	(3.03)%	0.72%	0.72%	2.49%	2.49%	29%	$64,341
2022	$9.46	0.20	0.90	1.10	(0.21)	(0.49)	(0.70)	$9.86	11.84%	0.73%	0.73%	2.03%	2.03%	24%	$66,131
2021	$7.14	0.19	2.33	2.52	(0.20)	—	(0.20)	$9.46	35.72%	0.71%	0.71%	2.30%	2.30%	52%	$62,610
2020	$8.70	0.21	(1.09)	(0.88)	(0.21)	(0.47)	(0.68)	$7.14	(11.74)%	0.71%	0.71%	2.27%	2.27%	85%	$912
R6 Class
2024	$8.78	0.25	0.54	0.79	(0.25)	(0.46)	(0.71)	$8.86	9.44%	0.58%	0.58%	2.81%	2.81%	17%	$517,571
2023	$9.88	0.24	(0.53)	(0.29)	(0.24)	(0.57)	(0.81)	$8.78	(2.88)%	0.57%	0.57%	2.64%	2.64%	29%	$823,361
2022	$9.47	0.22	0.90	1.12	(0.22)	(0.49)	(0.71)	$9.88	12.10%	0.58%	0.58%	2.18%	2.18%	24%	$1,021,389
2021	$7.16	0.21	2.32	2.53	(0.22)	—	(0.22)	$9.47	35.68%	0.56%	0.56%	2.45%	2.45%	52%	$1,040,730
2020	$8.71	0.22	(1.08)	(0.86)	(0.22)	(0.47)	(0.69)	$7.16	(11.48)%	0.56%	0.56%	2.42%	2.42%	85%	$820,173

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2024	$8.79	0.29	0.55	0.84	(0.30)	(0.46)	(0.76)	$8.87	10.06%	0.01%	0.58%	3.38%	2.81%	17%	$7
2023	$9.89	0.29	(0.53)	(0.24)	(0.29)	(0.57)	(0.86)	$8.79	(2.34)%	0.01%	0.57%	3.20%	2.64%	29%	$6
2022	$9.48	0.26	0.92	1.18	(0.28)	(0.49)	(0.77)	$9.89	12.72%	0.03%	0.58%	2.73%	2.18%	24%	$7
2021	$7.16	0.27	2.32	2.59	(0.27)	—	(0.27)	$9.48	36.61%	0.00%	0.56%	3.01%	2.45%	52%	$6
2020(3)	$9.06	0.18	(1.43)	(1.25)	(0.18)	(0.47)	(0.65)	$7.16	(15.32)%	0.00%	0.56%	3.02%	2.46%	85%(4)	$4

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)August 1, 2019 (commencement of sale) through March 31, 2020.
(4)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2020.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Equity Income Fund and the Board of Directors of American Century Capital Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
33

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Thomas W. Bunn, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	119	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present)	64	None
34

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn M. Jenkins (1963)	Director	Since 2019	Senior Policy Advisor, Capital Hill Policy Group (2020 to present); Consultant, LJ Strategies (2019 to 2023)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
35

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

36

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2024.

For corporate taxpayers, the fund hereby designates $176,775,349 or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2024 as qualified for the corporate dividends received deduction.

The fund hereby designates $8,186,852 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2024.

The fund hereby designates $480,403,467, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2024.

The fund utilized earnings and profits of $62,970,581 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92268 2405

Annual Report

March 31, 2024

Focused Large Cap Value Fund
Investor Class (ALVIX)
I Class (ALVSX)
A Class (ALPAX)
C Class (ALPCX)
R Class (ALVRX)
R5 Class (ALVGX)
R6 Class (ALVDX)
G Class (ACFLX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	13.22%	9.72%	8.32%	—	7/30/99
Russell 1000 Value Index	—	20.27%	10.32%	9.01%	—	—
I Class	ALVSX	13.54%	9.95%	8.54%	—	8/10/01
A Class	ALPAX					10/26/00
No sales charge		12.93%	9.44%	8.05%	—
With sales charge		6.44%	8.16%	7.41%	—
C Class	ALPCX	12.20%	8.64%	7.26%	—	11/7/01
R Class	ALVRX	12.74%	9.18%	7.80%	—	8/29/03
R5 Class	ALVGX	13.41%	9.94%	—	8.60%	4/10/17
R6 Class	ALVDX	13.60%	10.09%	8.70%	—	7/26/13
G Class	ACFLX	14.13%	—	—	8.81%	3/15/22
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $22,243

Russell 1000 Value Index — $23,696

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.84%	0.64%	1.09%	1.84%	1.34%	0.64%	0.49%	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Brian Woglom, Adam Krenn, Kevin Toney, Michael Liss and Philip Sundell

Performance Summary

Focused Large Cap Value returned 13.22%* for the fiscal year ended March 31, 2024, compared with the 20.27% return of its benchmark, the Russell 1000 Value Index.

Focused Large Cap Value advanced during the fiscal year but underperformed its benchmark, the Russell 1000 Value Index. Allocation and stock selection overall, in the industrials and health care sectors, in particular, detracted from relative performance. Selection in financials and materials contributed to relative results.

Industrials and Health Care Detracted

Security selection in the industrials sector hindered relative performance. An underweight allocation, including no exposure to select benchmark holdings, had a negative impact on performance, as did overweight positions in RTX, an aerospace and defense company, and United Parcel Service, the parcel carrier.

An overweight allocation and security selection in the health care sector pressured results. Selection in the health care providers and services industry, including overweight positions in Quest Diagnostics, a clinical laboratory company, and Henry Schein, a dental and medical equipment distributor, limited performance. Roche Holding, the Switzerland-based pharmaceutical company, also underperformed.

Lack of exposure to technology conglomerate Meta Platforms detracted from relative results. Meta’s shares continued to benefit from cost-cutting efforts and the company’s investments in artificial intelligence. We do not own the stock because we think its risk/reward profile is less attractive relative to other names.

Stock Selection in Financials and Materials Contributed

Security selection in the financials sector helped relative performance, particularly in the insurance industry as The Allstate Corp. and Reinsurance Group of America emerged as top contributors to the portfolio. Allstate recently improved its profitability after implementing policy increases, particularly for its automobile insurance policies, while Reinsurance Group recently reported quarterly earnings that beat investors’ expectations.

In the materials sector, security selection benefited returns. An underweight allocation, including no exposure to the chemicals and metals and mining industries, was also beneficial.

Lack of exposure to pharmaceutical company Pfizer aided relative results. Pfizer’s shares recently underperformed after a drug trial for its obesity treatment drug failed to show positive outcomes. The company also lowered its guidance due to reduced expectations for its COVID-19 franchise.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Short-Term Investments	2.1%
Other Assets and Liabilities	0.0%

Top Five Industries	% of net assets
Health Care Equipment and Supplies	11.7%
Pharmaceuticals	8.9%
Oil, Gas and Consumable Fuels	7.6%
Insurance	6.2%
Household Products	6.0%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,144.20	$4.50	0.84%
I Class	$1,000	$1,146.30	$3.43	0.64%
A Class	$1,000	$1,144.00	$5.84	1.09%
C Class	$1,000	$1,139.60	$9.84	1.84%
R Class	$1,000	$1,142.30	$7.18	1.34%
R5 Class	$1,000	$1,146.30	$3.43	0.64%
R6 Class	$1,000	$1,147.30	$2.63	0.49%
G Class	$1,000	$1,148.60	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,020.80	$4.24	0.84%
I Class	$1,000	$1,021.80	$3.23	0.64%
A Class	$1,000	$1,019.55	$5.50	1.09%
C Class	$1,000	$1,015.80	$9.27	1.84%
R Class	$1,000	$1,018.30	$6.76	1.34%
R5 Class	$1,000	$1,021.80	$3.23	0.64%
R6 Class	$1,000	$1,022.55	$2.48	0.49%
G Class	$1,000	$1,024.95	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2024

	Shares	Value
COMMON STOCKS — 97.9%
Aerospace and Defense — 2.1%
RTX Corp.	750,389	$73,185,439
Air Freight and Logistics — 3.4%
United Parcel Service, Inc., Class B	783,521	116,454,726
Banks — 5.4%
JPMorgan Chase & Co.	487,419	97,630,026
Truist Financial Corp.	2,284,305	89,042,209
		186,672,235
Beverages — 1.5%
Heineken NV	548,609	52,890,067
Capital Markets — 5.0%
Bank of New York Mellon Corp.	1,264,729	72,873,685
BlackRock, Inc.	50,843	42,387,809
Charles Schwab Corp.	760,355	55,004,081
		170,265,575
Communications Equipment — 3.2%
Cisco Systems, Inc.	850,689	42,457,888
F5, Inc.(1)	352,013	66,738,145
		109,196,033
Containers and Packaging — 3.3%
Packaging Corp. of America	232,505	44,124,799
Sonoco Products Co.	1,181,045	68,311,643
		112,436,442
Diversified Telecommunication Services — 1.8%
Verizon Communications, Inc.	1,457,279	61,147,427
Electric Utilities — 4.2%
Duke Energy Corp.	1,470,345	142,197,065
Electronic Equipment, Instruments and Components — 1.5%
TE Connectivity Ltd.	362,211	52,607,526
Entertainment — 1.0%
Walt Disney Co.	285,830	34,974,159
Financial Services — 2.0%
Berkshire Hathaway, Inc., Class B(1)	162,934	68,517,006
Food Products — 3.7%
Conagra Brands, Inc.	2,044,528	60,599,810
Mondelez International, Inc., Class A	960,893	67,262,510
		127,862,320
Gas Utilities — 2.6%
Atmos Energy Corp.	748,606	88,986,795
Ground Transportation — 3.5%
Norfolk Southern Corp.	465,008	118,516,589
Health Care Equipment and Supplies — 11.7%
Becton Dickinson & Co.	263,186	65,125,376
Medtronic PLC	2,209,971	192,598,972
Zimmer Biomet Holdings, Inc.	1,095,648	144,603,623
		402,327,971
9

	Shares	Value
Health Care Providers and Services — 5.1%
Henry Schein, Inc.(1)	1,147,517	$86,660,484
Quest Diagnostics, Inc.	671,041	89,322,267
		175,982,751
Household Products — 6.0%
Colgate-Palmolive Co.	1,276,599	114,957,740
Kimberly-Clark Corp.	688,680	89,080,758
		204,038,498
Insurance — 6.2%
Allstate Corp.	426,901	73,858,142
Marsh & McLennan Cos., Inc.	205,255	42,278,425
Reinsurance Group of America, Inc.	507,043	97,798,454
		213,935,021
Oil, Gas and Consumable Fuels — 7.6%
Enterprise Products Partners LP	2,707,473	79,004,062
Exxon Mobil Corp.	703,723	81,800,761
TotalEnergies SE, ADR	1,472,442	101,348,183
		262,153,006
Personal Care Products — 5.7%
Kenvue, Inc.	3,553,915	76,267,016
Unilever PLC, ADR	2,397,899	120,350,551
		196,617,567
Pharmaceuticals — 8.9%
Johnson & Johnson	1,519,467	240,364,484
Roche Holding AG	254,028	64,858,141
		305,222,625
Semiconductors and Semiconductor Equipment — 1.5%
Analog Devices, Inc.	264,187	52,253,547
Specialized REITs — 1.0%
Public Storage	118,209	34,287,702
TOTAL COMMON STOCKS (Cost $2,836,760,918)		3,362,728,092
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreements — 2.1%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $3,110,892), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $3,050,960)		3,049,171
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 3/31/27, valued at $56,726,348), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $55,646,750)		55,614,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 0.50% - 2.25%, 2/28/25 - 8/31/27, valued at $12,571,380), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $12,330,257)		12,323,000
TOTAL SHORT-TERM INVESTMENTS (Cost $70,986,171)		70,986,171
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $2,907,747,089)		3,433,714,263
OTHER ASSETS AND LIABILITIES — 0.0%		(143,092)
TOTAL NET ASSETS — 100.0%		$3,433,571,171

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	54,721,594	CHF	48,593,651	UBS AG	6/28/24	$323,087
USD	42,675,213	EUR	39,245,256	Bank of America N.A.	6/28/24	187,122
USD	42,664,138	EUR	39,245,256	JPMorgan Chase Bank N.A.	6/28/24	176,047
USD	3,446,734	EUR	3,181,179	JPMorgan Chase Bank N.A.	6/28/24	2,695
USD	42,686,967	EUR	39,245,256	Morgan Stanley	6/28/24	198,876
USD	100,835,963	GBP	79,685,452	Morgan Stanley	6/28/24	215,834
						$1,103,661

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound
USD	–	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $2,907,747,089)	$3,433,714,263
Cash	101,230
Receivable for investments sold	335,038
Receivable for capital shares sold	70,461
Unrealized appreciation on forward foreign currency exchange contracts	1,103,661
Dividends and interest receivable	8,354,580
3,443,679,233

Liabilities
Payable for investments purchased	2,381,773
Payable for capital shares redeemed	7,125,033
Accrued management fees	442,647
Distribution and service fees payable	9,745
Accrued other expenses	148,864
10,108,062

Net Assets	$3,433,571,171

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,852,786,126
Distributable earnings (loss)	580,785,045
$3,433,571,171

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$542,359,288	51,435,616	$10.54
I Class, $0.01 Par Value	$35,437,475	3,356,461	$10.56
A Class, $0.01 Par Value	$31,370,809	2,976,380	$10.54
C Class, $0.01 Par Value	$883,867	83,807	$10.55
R Class, $0.01 Par Value	$5,968,547	565,331	$10.56
R5 Class, $0.01 Par Value	$8,893	842	$10.56
R6 Class, $0.01 Par Value	$64,685,478	6,130,917	$10.55
G Class, $0.01 Par Value	$2,752,856,814	260,577,771	$10.56
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $11.18 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,423,653)	$85,738,430
Interest	4,371,295
90,109,725

Expenses:
Management fees	17,257,083
Distribution and service fees:
A Class	75,433
C Class	10,168
R Class	30,707
Directors' fees and expenses	105,300
Other expenses	267,642
17,746,333
Fees waived - G Class	(11,804,747)
5,941,586

Net investment income (loss)	84,168,139

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	124,199,209
Forward foreign currency exchange contract transactions	(569,776)
Foreign currency translation transactions	(60,303)
123,569,130

Change in net unrealized appreciation (depreciation) on:
Investments	214,544,960
Forward foreign currency exchange contracts	3,069,175
Translation of assets and liabilities in foreign currencies	10,122
217,624,257

Net realized and unrealized gain (loss)	341,193,387

Net Increase (Decrease) in Net Assets Resulting from Operations	$425,361,526

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$84,168,139	$83,248,917
Net realized gain (loss)	123,569,130	155,296,912
Change in net unrealized appreciation (depreciation)	217,624,257	(231,506,682)
Net increase (decrease) in net assets resulting from operations	425,361,526	7,039,147

Distributions to Shareholders
From earnings:
Investor Class	(19,826,172)	(38,327,833)
I Class	(1,277,498)	(2,716,287)
A Class	(1,025,756)	(1,991,093)
C Class	(26,298)	(62,895)
R Class	(189,556)	(362,128)
R5 Class	(318)	(523)
R6 Class	(2,743,885)	(12,670,353)
G Class	(113,132,105)	(175,533,919)
Decrease in net assets from distributions	(138,221,588)	(231,665,031)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(5,796,773)	(237,481,293)

Net increase (decrease) in net assets	281,343,165	(462,107,177)

Net Assets
Beginning of period	3,152,228,006	3,614,335,183
End of period	$3,433,571,171	$3,152,228,006

See Notes to Financial Statements.
14

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Large Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
15

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 50% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2024 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.70% to 0.90%	0.83%
I Class	0.50% to 0.70%	0.63%
A Class	0.70% to 0.90%	0.83%
C Class	0.70% to 0.90%	0.83%
R Class	0.70% to 0.90%	0.83%
R5 Class	0.50% to 0.70%	0.63%
R6 Class	0.35% to 0.55%	0.48%
G Class	0.35% to 0.55%	0.00%(1)
(1)Effective annual management fee before waiver was 0.48%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.
17

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $664,362 and $3,299,689, respectively. The effect of interfund transactions on the Statement of Operations was $(9,732) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 were $1,397,071,650 and $1,471,112,584, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	550,000,000		450,000,000
Sold	1,096,007	$10,788,252	3,451,206	$34,184,846
Issued in reinvestment of distributions	1,982,008	19,607,124	3,924,017	37,917,689
Redeemed	(11,784,076)	(115,540,495)	(6,561,325)	(65,104,444)
	(8,706,061)	(85,145,119)	813,898	6,998,091
I Class/Shares Authorized	40,000,000		40,000,000
Sold	765,514	7,526,700	1,763,695	17,533,084
Issued in reinvestment of distributions	121,446	1,203,425	266,688	2,580,465
Redeemed	(1,230,738)	(12,045,583)	(2,056,974)	(20,239,098)
	(343,778)	(3,315,458)	(26,591)	(125,549)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	526,188	5,109,849	613,956	6,071,000
Issued in reinvestment of distributions	93,008	920,091	184,811	1,786,572
Redeemed	(885,286)	(8,688,280)	(779,204)	(7,649,167)
	(266,090)	(2,658,340)	19,563	208,405
C Class/Shares Authorized	20,000,000		20,000,000
Sold	7,355	72,087	69,102	670,411
Issued in reinvestment of distributions	2,514	24,873	6,024	58,405
Redeemed	(38,664)	(378,972)	(56,641)	(542,026)
	(28,795)	(282,012)	18,485	186,790
R Class/Shares Authorized	20,000,000		20,000,000
Sold	153,303	1,504,161	237,386	2,333,631
Issued in reinvestment of distributions	18,018	178,489	35,619	344,977
Redeemed	(262,313)	(2,511,287)	(126,948)	(1,231,738)
	(90,992)	(828,637)	146,057	1,446,870
R5 Class/Shares Authorized	20,000,000		20,000,000
Issued in reinvestment of distributions	32	318	54	523
R6 Class/Shares Authorized	150,000,000		150,000,000
Sold	1,986,969	19,454,873	5,099,217	50,393,354
Issued in reinvestment of distributions	274,458	2,716,453	1,306,863	12,626,998
Redeemed	(11,368,487)	(111,058,438)	(7,687,775)	(75,070,659)
	(9,107,060)	(88,887,112)	(1,281,695)	(12,050,307)
G Class/Shares Authorized	2,000,000,000		1,800,000,000
Sold	39,109,080	386,569,733	15,924,302	154,075,038
Issued in reinvestment of distributions	11,406,586	113,132,105	18,173,029	175,533,919
Redeemed	(32,700,422)	(324,382,251)	(56,812,843)	(563,755,073)
	17,815,244	175,319,587	(22,715,512)	(234,146,116)
Net increase (decrease)	(727,500)	$(5,796,773)	(23,025,741)	$(237,481,293)

19

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,244,979,884	$117,748,208	—
Short-Term Investments	—	70,986,171	—
	$3,244,979,884	$188,734,379	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,103,661	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $315,768,750.

The value of foreign currency risk derivative instruments as of March 31, 2024, is disclosed on the Statement of Assets and Liabilities as an asset of $1,103,661 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended March 31, 2024, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(569,776) in net realized gain (loss) on forward foreign currency exchange contract transactions and $3,069,175 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

20

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$101,050,041	$96,269,988
Long-term capital gains	$37,171,547	$135,395,043

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,944,223,706
Gross tax appreciation of investments	$521,834,127
Gross tax depreciation of investments	(32,343,570)
Net tax appreciation (depreciation) of investments	489,490,557
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	601
Net tax appreciation (depreciation)	$489,491,158
Undistributed ordinary income	$16,545,926
Accumulated long-term gains	$74,747,961

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$9.66	0.20	1.05	1.25	(0.20)	(0.17)	(0.37)	$10.54	13.22%	0.84%	0.84%	2.00%	2.00%	45%	$542,359
2023	$10.35	0.19	(0.22)	(0.03)	(0.18)	(0.48)	(0.66)	$9.66	(0.18)%	0.84%	0.84%	1.91%	1.91%	47%	$581,007
2022	$11.80	0.19	1.11	1.30	(0.20)	(2.55)	(2.75)	$10.35	11.82%	0.83%	0.83%	1.59%	1.59%	42%	$613,873
2021	$8.24	0.19	3.62	3.81	(0.19)	(0.06)	(0.25)	$11.80	46.64%	0.83%	0.83%	1.90%	1.90%	112%	$645,489
2020	$9.85	0.18	(1.52)	(1.34)	(0.18)	(0.09)	(0.27)	$8.24	(14.21)%	0.84%	0.84%	1.72%	1.72%	72%	$456,382
I Class
2024	$9.67	0.22	1.06	1.28	(0.22)	(0.17)	(0.39)	$10.56	13.54%	0.64%	0.64%	2.20%	2.20%	45%	$35,437
2023	$10.36	0.21	(0.22)	(0.01)	(0.20)	(0.48)	(0.68)	$9.67	0.02%	0.64%	0.64%	2.11%	2.11%	47%	$35,789
2022	$11.81	0.22	1.10	1.32	(0.22)	(2.55)	(2.77)	$10.36	12.03%	0.63%	0.63%	1.79%	1.79%	42%	$38,604
2021	$8.24	0.22	3.62	3.84	(0.21)	(0.06)	(0.27)	$11.81	47.06%	0.63%	0.63%	2.10%	2.10%	112%	$42,273
2020	$9.86	0.20	(1.53)	(1.33)	(0.20)	(0.09)	(0.29)	$8.24	(14.13)%	0.64%	0.64%	1.92%	1.92%	72%	$20,080

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2024	$9.66	0.17	1.05	1.22	(0.17)	(0.17)	(0.34)	$10.54	12.93%	1.09%	1.09%	1.75%	1.75%	45%	$31,371
2023	$10.34	0.16	(0.20)	(0.04)	(0.16)	(0.48)	(0.64)	$9.66	(0.32)%	1.09%	1.09%	1.66%	1.66%	47%	$31,310
2022	$11.80	0.17	1.09	1.26	(0.17)	(2.55)	(2.72)	$10.34	11.44%	1.08%	1.08%	1.34%	1.34%	42%	$33,334
2021	$8.23	0.17	3.62	3.79	(0.16)	(0.06)	(0.22)	$11.80	46.44%	1.08%	1.08%	1.65%	1.65%	112%	$34,806
2020	$9.85	0.15	(1.53)	(1.38)	(0.15)	(0.09)	(0.24)	$8.23	(14.52)%	1.09%	1.09%	1.47%	1.47%	72%	$26,342
C Class
2024	$9.66	0.10	1.06	1.16	(0.10)	(0.17)	(0.27)	$10.55	12.20%	1.84%	1.84%	1.00%	1.00%	45%	$884
2023	$10.35	0.09	(0.21)	(0.12)	(0.09)	(0.48)	(0.57)	$9.66	(1.17)%	1.84%	1.84%	0.91%	0.91%	47%	$1,088
2022	$11.80	0.07	1.11	1.18	(0.08)	(2.55)	(2.63)	$10.35	10.69%	1.83%	1.83%	0.59%	0.59%	42%	$974
2021	$8.23	0.09	3.62	3.71	(0.08)	(0.06)	(0.14)	$11.80	45.31%	1.83%	1.83%	0.90%	0.90%	112%	$1,358
2020	$9.85	0.07	(1.52)	(1.45)	(0.08)	(0.09)	(0.17)	$8.23	(15.14)%	1.84%	1.84%	0.72%	0.72%	72%	$2,324
R Class
2024	$9.67	0.14	1.07	1.21	(0.15)	(0.17)	(0.32)	$10.56	12.74%	1.34%	1.34%	1.50%	1.50%	45%	$5,969
2023	$10.36	0.14	(0.22)	(0.08)	(0.13)	(0.48)	(0.61)	$9.67	(0.67)%	1.34%	1.34%	1.41%	1.41%	47%	$6,348
2022	$11.81	0.14	1.10	1.24	(0.14)	(2.55)	(2.69)	$10.36	11.24%	1.33%	1.33%	1.09%	1.09%	42%	$5,286
2021	$8.24	0.14	3.62	3.76	(0.13)	(0.06)	(0.19)	$11.81	46.00%	1.33%	1.33%	1.40%	1.40%	112%	$4,006
2020	$9.86	0.13	(1.53)	(1.40)	(0.13)	(0.09)	(0.22)	$8.24	(14.71)%	1.34%	1.34%	1.22%	1.22%	72%	$2,762

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2024	$9.68	0.21	1.06	1.27	(0.22)	(0.17)	(0.39)	$10.56	13.41%	0.64%	0.64%	2.20%	2.20%	45%	$9
2023	$10.36	0.21	(0.21)	—	(0.20)	(0.48)	(0.68)	$9.68	0.13%	0.64%	0.64%	2.11%	2.11%	47%	$8
2022	$11.81	0.22	1.10	1.32	(0.22)	(2.55)	(2.77)	$10.36	12.01%	0.63%	0.63%	1.79%	1.79%	42%	$8
2021	$8.24	0.21	3.63	3.84	(0.21)	(0.06)	(0.27)	$11.81	47.06%	0.63%	0.63%	2.10%	2.10%	112%	$7
2020	$9.86	0.20	(1.53)	(1.33)	(0.20)	(0.09)	(0.29)	$8.24	(14.13)%	0.64%	0.64%	1.92%	1.92%	72%	$5
R6 Class
2024	$9.67	0.23	1.05	1.28	(0.23)	(0.17)	(0.40)	$10.55	13.60%	0.49%	0.49%	2.35%	2.35%	45%	$64,685
2023	$10.35	0.22	(0.20)	0.02	(0.22)	(0.48)	(0.70)	$9.67	0.27%	0.49%	0.49%	2.26%	2.26%	47%	$147,303
2022	$11.81	0.24	1.09	1.33	(0.24)	(2.55)	(2.79)	$10.35	12.10%	0.48%	0.48%	1.94%	1.94%	42%	$171,044
2021	$8.24	0.23	3.62	3.85	(0.22)	(0.06)	(0.28)	$11.81	47.29%	0.48%	0.48%	2.25%	2.25%	112%	$195,898
2020	$9.86	0.21	(1.52)	(1.31)	(0.22)	(0.09)	(0.31)	$8.24	(14.01)%	0.49%	0.49%	2.07%	2.07%	72%	$119,911
G Class
2024	$9.68	0.28	1.05	1.33	(0.28)	(0.17)	(0.45)	$10.56	14.13%	0.01%	0.49%	2.83%	2.35%	45%	$2,752,857
2023	$10.36	0.27	(0.21)	0.06	(0.26)	(0.48)	(0.74)	$9.68	0.75%	0.01%	0.49%	2.74%	2.26%	47%	$2,349,375
2022(3)	$10.59	0.01	0.34	0.35	(0.03)	(0.55)	(0.58)	$10.36	3.38%	0.00%	0.47%	1.68%	1.21%	42%(4)	$2,751,213

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)March 15, 2022 (commencement of sale) through March 31, 2022.
(4)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2022.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
† Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Focused Large Cap Value Fund and the Board of Directors of American Century Capital Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Large Cap Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Thomas W. Bunn, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	119	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present)	64	None
27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn M. Jenkins (1963)	Director	Since 2019	Senior Policy Advisor, Capital Hill Policy Group (2020 to present); Consultant, LJ Strategies (2019 to 2023)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2024.

For corporate taxpayers, the fund hereby designates $63,563,388, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2024 as qualified for the corporate dividends received deduction.

The fund hereby designates $17,601,538 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2024.

The fund hereby designates $37,171,547, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2024.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92269 2405

Annual Report

March 31, 2024

Mid Cap Value Fund
Investor Class (ACMVX)
I Class (AVUAX)
Y Class (AMVYX)
A Class (ACLAX)
C Class (ACCLX)
R Class (AMVRX)
R5 Class (AMVGX)
R6 Class (AMDVX)
G Class (ACIPX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACMVX	9.79%	9.30%	8.78%	—	3/31/04
Russell Midcap Value Index	—	20.40%	9.94%	8.57%	—	—
I Class	AVUAX	10.00%	9.51%	9.00%	—	8/2/04
Y Class	AMVYX	10.16%	9.68%	—	7.92%	4/10/17
A Class	ACLAX					1/13/05
No sales charge		9.55%	9.02%	8.51%	—
With sales charge		3.25%	7.74%	7.87%	—
C Class	ACCLX	8.75%	8.22%	7.70%	—	3/1/10
R Class	AMVRX	9.24%	8.74%	8.24%	—	7/29/05
R5 Class	AMVGX	10.06%	9.52%	—	7.76%	4/10/17
R6 Class	AMDVX	10.24%	9.69%	9.17%	—	7/26/13
G Class	ACIPX	10.84%	—	—	6.11%	3/15/22
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $23,199

Russell Midcap Value Index — $22,753

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.98%	0.78%	0.63%	1.23%	1.98%	1.48%	0.78%	0.63%	0.63%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Kevin Toney, Brian Woglom, Michael Liss and Nathan Rawlins

Performance Summary

Mid Cap Value returned 9.79%* for the fiscal year ended March 31, 2024, compared with the 20.40% return of its benchmark, the Russell Midcap Value Index. The fund’s return reflects operating expenses, while the index’s return does not.

Mid Cap Value advanced in the fiscal year but underperformed its benchmark, the Russell Midcap Value Index. Security selection and allocation in the consumer staples and consumer discretionary sectors detracted from relative performance. Meanwhile, our underweight allocations to the information technology and materials sectors were slightly additive to relative returns.

Consumer Staples and Consumer Discretionary Detracted

Security selection and an overweight in the consumer staples sector negatively impacted performance. Selection and an overweight in the food products industry detracted, with Conagra Brands underperforming. Shares of this packaged-food producer were pressured as investors shifted toward less defensive sectors during the period. Selection and an overweight in the consumer staples distribution and retail industry also hindered performance, with Koninklijke Ahold Delhaize trailing. This grocery company reported slightly weaker-than-expected quarterly earnings and reduced its full-year earnings guidance accordingly.

Security selection and an underweight in the consumer discretionary sector limited relative results. An underweight in the specialty retail industry, along with a position in Advance Auto Parts, detracted. Shares of this automotive replacement parts retailer underperformed due to a quarterly earnings miss and guidance reduction. We exited the position because we no longer favored its risk/reward profile. Our position in BorgWarner weighed on returns as the automotive supplier’s shares were pressured by concerns about electric vehicle product demand.

Underweights in Information Technology and Materials Contributed

An underweight in the information technology sector, the semiconductors and semiconductor equipment industry, in particular, supported relative performance. A lack of exposure to select benchmark holdings also had a positive impact.

In materials, an underweight to the sector, namely an underweight to chemicals and no exposure to metals and mining, benefited returns.

The Allstate Corp. contributed. This insurance company recently improved its profitability after implementing policy increases, particularly for its automobile insurance policies. Allstate also benefited from a more benign natural catastrophe environment.

Oshkosh contributed. This is a manufacturer of specialty vehicles for construction, defense and municipal end markets. Oshkosh’s shares outperformed, driven by strong financial results, easing supply chain constraints and strong shorter-cycle orders.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Short-Term Investments	0.9%
Other Assets and Liabilities	0.0%

Top Five Industries	% of net assets
Health Care Providers and Services	8.7%
Health Care Equipment and Supplies	6.5%
Capital Markets	6.4%
Electric Utilities	6.3%
Insurance	6.1%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,156.50	$5.23	0.97%
I Class	$1,000	$1,158.20	$4.15	0.77%
Y Class	$1,000	$1,159.00	$3.35	0.62%
A Class	$1,000	$1,155.60	$6.57	1.22%
C Class	$1,000	$1,151.90	$10.60	1.97%
R Class	$1,000	$1,154.10	$7.92	1.47%
R5 Class	$1,000	$1,158.10	$4.15	0.77%
R6 Class	$1,000	$1,159.10	$3.35	0.62%
G Class	$1,000	$1,162.60	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,020.15	$4.90	0.97%
I Class	$1,000	$1,021.15	$3.89	0.77%
Y Class	$1,000	$1,021.90	$3.13	0.62%
A Class	$1,000	$1,018.90	$6.16	1.22%
C Class	$1,000	$1,015.15	$9.92	1.97%
R Class	$1,000	$1,017.65	$7.41	1.47%
R5 Class	$1,000	$1,021.15	$3.89	0.77%
R6 Class	$1,000	$1,021.90	$3.13	0.62%
G Class	$1,000	$1,025.00	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses did not exceed 0.005%.

Schedule of Investments

MARCH 31, 2024

	Shares	Value
COMMON STOCKS — 99.1%
Aerospace and Defense — 1.1%
General Dynamics Corp.	125,793	$35,535,265
Huntington Ingalls Industries, Inc.	206,381	60,153,870
		95,689,135
Automobile Components — 1.9%
Aptiv PLC(1)	846,053	67,388,121
BorgWarner, Inc.	2,191,151	76,120,586
Cie Generale des Etablissements Michelin SCA	813,030	31,158,037
		174,666,744
Banks — 4.4%
Commerce Bancshares, Inc.	1,488,708	79,199,266
First Hawaiian, Inc.	2,043,428	44,873,679
PNC Financial Services Group, Inc.	299,305	48,367,688
Truist Financial Corp.	3,401,250	132,580,725
U.S. Bancorp	891,045	39,829,711
Westamerica BanCorp	929,430	45,430,538
		390,281,607
Beverages — 1.3%
Heineken NV	715,513	68,980,878
Pernod Ricard SA	282,577	45,744,705
		114,725,583
Building Products — 1.5%
Cie de Saint-Gobain SA	868,315	67,393,141
Johnson Controls International PLC	1,071,748	70,006,580
		137,399,721
Capital Markets — 6.4%
AllianceBernstein Holding LP	751,814	26,118,018
Ameriprise Financial, Inc.	110,595	48,489,272
Bank of New York Mellon Corp.	3,304,039	190,378,727
Northern Trust Corp.	2,181,868	194,011,703
T Rowe Price Group, Inc.	911,020	111,071,558
		570,069,278
Chemicals — 1.1%
Akzo Nobel NV	1,318,526	98,516,909
Commercial Services and Supplies — 0.6%
Republic Services, Inc.	274,100	52,473,704
Communications Equipment — 2.0%
F5, Inc.(1)	588,977	111,664,149
Juniper Networks, Inc.	1,761,148	65,268,145
		176,932,294
Construction and Engineering — 1.2%
Vinci SA	818,069	104,981,627
Consumer Staples Distribution & Retail — 3.3%
Dollar Tree, Inc.(1)	950,492	126,558,010
Koninklijke Ahold Delhaize NV	5,594,520	167,397,985
		293,955,995

	Shares	Value
Containers and Packaging — 2.6%
Amcor PLC	6,679,162	$63,518,831
Packaging Corp. of America	537,779	102,059,698
Sonoco Products Co.	1,234,827	71,422,394
		237,000,923
Diversified Telecommunication Services — 0.7%
BCE, Inc.	1,929,983	65,584,229
Electric Utilities — 6.3%
Duke Energy Corp.	1,434,947	138,773,724
Edison International	2,057,520	145,528,390
Evergy, Inc.	1,845,640	98,520,263
Eversource Energy	1,563,355	93,441,728
Pinnacle West Capital Corp.	1,163,490	86,947,608
		563,211,713
Electrical Equipment — 1.8%
Atkore, Inc.	135,013	25,701,075
Emerson Electric Co.	1,179,812	133,814,277
		159,515,352
Electronic Equipment, Instruments and Components — 0.9%
TE Connectivity Ltd.	587,156	85,278,537
Energy Equipment and Services — 1.1%
Baker Hughes Co.	2,884,700	96,637,450
Entertainment — 0.3%
Electronic Arts, Inc.	235,384	31,228,395
Food Products — 3.6%
Conagra Brands, Inc.	7,286,845	215,982,086
General Mills, Inc.	1,531,403	107,152,268
		323,134,354
Gas Utilities — 1.8%
ONE Gas, Inc.	890,262	57,448,607
Spire, Inc.	1,670,003	102,488,084
		159,936,691
Ground Transportation — 1.9%
Heartland Express, Inc.	2,481,365	29,627,498
Norfolk Southern Corp.	565,185	144,048,701
		173,676,199
Health Care Equipment and Supplies — 6.5%
Becton Dickinson & Co.	271,524	67,188,614
Dentsply Sirona, Inc.	1,610,476	53,451,698
Envista Holdings Corp.(1)	2,588,607	55,344,418
GE HealthCare Technologies, Inc.	608,414	55,310,917
Hologic, Inc.(1)	1,030,244	80,317,822
Zimmer Biomet Holdings, Inc.	2,075,156	273,879,089
		585,492,558
Health Care Providers and Services — 8.7%
Cardinal Health, Inc.	887,598	99,322,216
Cencora, Inc.	143,031	34,755,103
Centene Corp.(1)	814,548	63,925,727
Henry Schein, Inc.(1)	2,358,513	178,114,902
Laboratory Corp. of America Holdings	415,991	90,877,394
Quest Diagnostics, Inc.	1,329,277	176,940,061
Universal Health Services, Inc., Class B	730,799	133,341,586
		777,276,989

	Shares	Value
Health Care REITs — 1.2%
Healthpeak Properties, Inc.	5,640,887	$105,766,631
Hotels, Restaurants and Leisure — 0.9%
Darden Restaurants, Inc.	292,639	48,914,609
Sodexo SA	363,435	31,154,825
		80,069,434
Household Durables — 0.6%
Mohawk Industries, Inc.(1)	447,844	58,618,301
Household Products — 2.8%
Henkel AG & Co. KGaA, Preference Shares	911,469	73,260,237
Kimberly-Clark Corp.	1,382,082	178,772,307
		252,032,544
Insurance — 6.1%
Aflac, Inc.	660,480	56,708,813
Allstate Corp.	898,106	155,381,319
Hanover Insurance Group, Inc.	539,908	73,519,272
Reinsurance Group of America, Inc.	652,966	125,944,082
Willis Towers Watson PLC	504,714	138,796,350
		550,349,836
IT Services — 1.6%
Amdocs Ltd.	1,171,679	105,884,631
Cognizant Technology Solutions Corp., Class A	566,342	41,507,205
		147,391,836
Machinery — 2.2%
Cummins, Inc.	153,334	45,179,863
Dover Corp.	149,975	26,574,070
Oshkosh Corp.	668,887	83,416,898
Timken Co.	512,640	44,820,115
		199,990,946
Media — 2.1%
Fox Corp., Class B	1,877,497	53,733,964
Interpublic Group of Cos., Inc.	3,376,128	110,163,057
Omnicom Group, Inc.	208,688	20,192,651
		184,089,672
Multi-Utilities — 3.5%
CMS Energy Corp.	1,387,593	83,727,361
Northwestern Energy Group, Inc.	2,796,632	142,432,468
WEC Energy Group, Inc.	1,017,024	83,518,011
		309,677,840
Oil, Gas and Consumable Fuels — 4.6%
Coterra Energy, Inc.	1,669,714	46,551,626
Enterprise Products Partners LP	6,257,341	182,589,211
EQT Corp.	1,966,811	72,909,684
Occidental Petroleum Corp.	1,681,886	109,305,771
		411,356,292
Passenger Airlines — 1.2%
Southwest Airlines Co.	3,621,926	105,724,020
Personal Care Products — 1.1%
Kenvue, Inc.	4,605,702	98,838,365
Residential REITs — 1.2%
Equity Residential	1,029,856	64,994,212
Essex Property Trust, Inc.	170,952	41,850,759
		106,844,971

	Shares	Value
Retail REITs — 2.6%
Realty Income Corp.	2,568,053	$138,931,667
Regency Centers Corp.	1,525,733	92,398,391
		231,330,058
Semiconductors and Semiconductor Equipment — 0.8%
Teradyne, Inc.	624,784	70,494,379
Specialized REITs — 1.7%
Public Storage	328,176	95,190,730
VICI Properties, Inc.	1,833,858	54,630,630
		149,821,360
Technology Hardware, Storage and Peripherals — 1.1%
HP, Inc.	3,146,675	95,092,519
Trading Companies and Distributors — 2.8%
Beacon Roofing Supply, Inc.(1)	967,174	94,802,396
Bunzl PLC	2,236,228	86,044,675
MSC Industrial Direct Co., Inc., Class A	707,908	68,695,392
		249,542,463
TOTAL COMMON STOCKS (Cost $7,701,529,439)		8,874,697,454
SHORT-TERM INVESTMENTS — 0.9%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	206,559	206,559
Repurchase Agreements — 0.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $3,321,583), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $3,257,592)		3,255,682
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 3/31/27, valued at $60,568,700), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $59,415,969)		59,381,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 0.50% - 3.00%, 7/15/25 - 4/30/27, valued at $13,422,159), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $13,164,748)		13,157,000
		75,793,682
TOTAL SHORT-TERM INVESTMENTS (Cost $76,000,241)		76,000,241
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $7,777,529,680)		8,950,697,695
OTHER ASSETS AND LIABILITIES — 0.0%		3,065,623
TOTAL NET ASSETS — 100.0%		$8,953,763,318

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	55,924,476	CAD	75,872,457	Goldman Sachs & Co.	6/28/24	$(158,626)
USD	190,768,951	EUR	175,436,180	Bank of America N.A.	6/28/24	836,483
USD	14,263,026	EUR	13,135,598	Bank of America N.A.	6/28/24	42,034
USD	190,719,444	EUR	175,436,181	JPMorgan Chase Bank N.A.	6/28/24	786,975
USD	190,821,495	EUR	175,436,180	Morgan Stanley	6/28/24	889,026
USD	72,872,070	GBP	57,587,032	Morgan Stanley	6/28/24	155,978
						$2,551,870

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound
USD	–	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $7,777,529,680)	$8,950,697,695
Cash	3,641,996
Receivable for investments sold	19,021,427
Receivable for capital shares sold	3,371,590
Unrealized appreciation on forward foreign currency exchange contracts	2,710,496
Dividends and interest receivable	17,661,535
Securities lending receivable	29,462
8,997,134,201

Liabilities
Payable for investments purchased	30,226,599
Payable for capital shares redeemed	8,157,711
Unrealized depreciation on forward foreign currency exchange contracts	158,626
Accrued management fees	4,717,683
Distribution and service fees payable	97,280
Accrued other expenses	12,984
43,370,883

Net Assets	$8,953,763,318

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,764,634,816
Distributable earnings (loss)	1,189,128,502
$8,953,763,318

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$1,750,410,099	107,773,967	$16.24
I Class, $0.01 Par Value	$1,804,558,813	110,971,581	$16.26
Y Class, $0.01 Par Value	$226,760,688	13,935,846	$16.27
A Class, $0.01 Par Value	$211,866,660	13,082,994	$16.19
C Class, $0.01 Par Value	$18,982,029	1,193,434	$15.91
R Class, $0.01 Par Value	$90,210,883	5,594,627	$16.12
R5 Class, $0.01 Par Value	$24,671,450	1,516,380	$16.27
R6 Class, $0.01 Par Value	$3,417,540,759	210,202,822	$16.26
G Class, $0.01 Par Value	$1,408,761,937	86,561,609	$16.27
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $17.18 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Dividends (including $7,252,656 from affiliates and net of foreign taxes withheld of $4,147,903)	$240,390,663
Interest	9,047,257
Securities lending, net	703,498
250,141,418

Expenses:
Management fees	66,315,209
Distribution and service fees:
A Class	537,799
C Class	218,208
R Class	455,146
Directors' fees and expenses	299,322
Other expenses	17,337
67,843,021
Fees waived - G Class	(8,070,334)
59,772,687

Net investment income (loss)	190,368,731

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(25,966,635) from affiliates)	283,699,994
Forward foreign currency exchange contract transactions	5,757,068
Foreign currency translation transactions	(33,870)
289,423,192

Change in net unrealized appreciation (depreciation) on:
Investments (including $(11,690,293) from affiliates)	342,428,541
Forward foreign currency exchange contracts	8,710,116
Translation of assets and liabilities in foreign currencies	(8,549)
351,130,108

Net realized and unrealized gain (loss)	640,553,300

Net Increase (Decrease) in Net Assets Resulting from Operations	$830,922,031

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$190,368,731	$188,003,985
Net realized gain (loss)	289,423,192	714,246,576
Change in net unrealized appreciation (depreciation)	351,130,108	(1,131,798,074)
Net increase (decrease) in net assets resulting from operations	830,922,031	(229,547,513)

Distributions to Shareholders
From earnings:
Investor Class	(99,673,599)	(163,533,056)
I Class	(90,820,613)	(132,402,340)
Y Class	(11,381,356)	(13,302,433)
A Class	(10,515,332)	(17,324,396)
C Class	(877,632)	(2,079,138)
R Class	(4,310,184)	(7,033,716)
R5 Class	(1,426,409)	(3,342,554)
R6 Class	(191,402,739)	(277,728,457)
G Class	(80,117,091)	(108,624,508)
Decrease in net assets from distributions	(490,524,955)	(725,370,598)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(782,532,595)	370,300,610

Net increase (decrease) in net assets	(442,135,519)	(584,617,501)

Net Assets
Beginning of period	9,395,898,837	9,980,516,338
End of period	$8,953,763,318	$9,395,898,837

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 10% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2024 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.95% to 0.97%	0.97%
I Class	0.75% to 0.77%	0.77%
Y Class	0.60% to 0.62%	0.62%
A Class	0.95% to 0.97%	0.97%
C Class	0.95% to 0.97%	0.97%
R Class	0.95% to 0.97%	0.97%
R5 Class	0.75% to 0.77%	0.77%
R6 Class	0.60% to 0.62%	0.62%
G Class	0.60% to 0.62%	0.00%(1)
(1)Effective annual management fee before waiver was 0.62%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,649,322 and $2,182,800, respectively. The effect of interfund transactions on the Statement of Operations was $25,278 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2024 were $4,788,660,235 and $5,648,687,291, respectively.

For the period ended March 31, 2024, the fund incurred net realized gains of $6,953,801 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,150,000,000		1,100,000,000
Sold	10,123,997	$156,450,282	21,818,393	$355,780,320
Issued in reinvestment of distributions	6,287,347	97,239,737	10,330,219	159,831,389
Redeemed	(46,604,468)	(713,108,547)	(28,629,576)	(460,474,594)
	(30,193,124)	(459,418,528)	3,519,036	55,137,115
I Class/Shares Authorized	1,060,000,000		1,060,000,000
Sold	35,463,763	547,004,369	34,585,466	553,921,267
Issued in reinvestment of distributions	5,494,621	85,093,612	8,070,921	125,019,353
Redeemed	(44,030,541)	(678,121,934)	(29,938,431)	(482,746,841)
	(3,072,157)	(46,023,953)	12,717,956	196,193,779
Y Class/Shares Authorized	100,000,000		80,000,000
Sold	4,307,579	66,903,187	1,597,527	25,593,863
Issued in reinvestment of distributions	555,761	8,615,841	845,403	13,097,260
Redeemed	(1,697,898)	(26,232,672)	(2,777,722)	(44,536,640)
	3,165,442	49,286,356	(334,792)	(5,845,517)
A Class/Shares Authorized	165,000,000		165,000,000
Sold	2,614,884	40,103,485	4,278,604	68,600,837
Issued in reinvestment of distributions	570,887	8,807,885	942,859	14,552,674
Redeemed	(5,068,382)	(77,785,481)	(7,830,830)	(127,784,808)
	(1,882,611)	(28,874,111)	(2,609,367)	(44,631,297)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	108,063	1,635,500	217,753	3,433,599
Issued in reinvestment of distributions	56,399	855,154	134,021	2,034,861
Redeemed	(774,816)	(11,698,118)	(846,455)	(13,393,499)
	(610,354)	(9,207,464)	(494,681)	(7,925,039)
R Class/Shares Authorized	60,000,000		50,000,000
Sold	773,487	11,836,582	1,455,170	23,600,630
Issued in reinvestment of distributions	280,360	4,308,714	457,380	7,033,684
Redeemed	(1,630,083)	(24,794,040)	(1,402,574)	(22,405,750)
	(576,236)	(8,648,744)	509,976	8,228,564
R5 Class/Shares Authorized	25,000,000		25,000,000
Sold	343,877	5,349,260	748,302	12,185,993
Issued in reinvestment of distributions	91,220	1,413,552	214,738	3,326,913
Redeemed	(937,323)	(14,593,573)	(1,632,216)	(25,872,916)
	(502,226)	(7,830,761)	(669,176)	(10,360,010)
R6 Class/Shares Authorized	2,000,000,000		2,000,000,000
Sold	39,109,166	604,984,551	61,849,513	991,987,137
Issued in reinvestment of distributions	11,978,546	185,411,845	17,395,448	269,283,605
Redeemed	(75,048,878)	(1,154,619,812)	(52,483,143)	(844,848,766)
	(23,961,166)	(364,223,416)	26,761,818	416,421,976
G Class/Shares Authorized	850,000,000		850,000,000
Sold	13,321,060	205,127,807	6,113,268	96,438,643
Issued in reinvestment of distributions	5,172,836	80,117,091	7,015,615	108,624,508
Redeemed	(12,337,847)	(192,836,872)	(26,789,545)	(441,982,112)
	6,156,049	92,408,026	(13,660,662)	(236,918,961)
Net increase (decrease)	(51,476,383)	$(782,532,595)	25,740,108	$370,300,610

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2024 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
Heartland Express, Inc.(1)	$65,126	—	$31,663	$(3,836)	(1)	(1)	$(10,772)	$296
Spire, Inc.(1)	185,263	$4,801	79,722	(7,854)	(1)	(1)	(15,195)	6,957
	$250,389	$4,801	$111,385	$(11,690)			$(25,967)	$7,253
(1)Company was not an affiliate at March 31, 2024.

7. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobile Components	$143,508,707	$31,158,037	—
Beverages	—	114,725,583	—
Building Products	70,006,580	67,393,141	—
Chemicals	—	98,516,909	—
Construction and Engineering	—	104,981,627	—
Consumer Staples Distribution & Retail	126,558,010	167,397,985	—
Diversified Telecommunication Services	—	65,584,229	—
Hotels, Restaurants and Leisure	48,914,609	31,154,825	—
Household Products	178,772,307	73,260,237	—
Trading Companies and Distributors	163,497,788	86,044,675	—
Other Industries	7,303,222,205	—	—
Short-Term Investments	206,559	75,793,682	—
	$8,034,686,765	$916,010,930	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,710,496	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$158,626	—
8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $787,186,574.

The value of foreign currency risk derivative instruments as of March 31, 2024, is disclosed on the Statement of Assets and Liabilities as an asset of $2,710,496 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $158,626 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2024, the effect of foreign currency risk derivative instruments on the Statement of Operations was $5,757,068 in net realized gain (loss) on forward foreign currency exchange contract transactions and $8,710,116 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$261,962,639	$208,055,357
Long-term capital gains	$228,562,316	$517,315,241

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,864,439,822
Gross tax appreciation of investments	$1,370,638,136
Gross tax depreciation of investments	(284,380,263)
Net tax appreciation (depreciation) of investments	1,086,257,873
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(10,178)
Net tax appreciation (depreciation)	$1,086,247,695
Undistributed ordinary income	$31,309,028
Accumulated long-term gains	$71,571,779

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$15.59	0.28	1.20	1.48	(0.28)	(0.55)	(0.83)	$16.24	9.79%	0.98%	0.98%	1.81%	1.81%	54%	$1,750,410
2023	$17.30	0.28	(0.75)	(0.47)	(0.28)	(0.96)	(1.24)	$15.59	(2.58)%	0.98%	0.98%	1.70%	1.70%	64%	$2,150,798
2022	$19.03	0.26	1.95	2.21	(0.25)	(3.69)	(3.94)	$17.30	12.48%	0.97%	0.97%	1.33%	1.33%	50%	$2,325,957
2021	$12.35	0.22	6.78	7.00	(0.23)	(0.09)	(0.32)	$19.03	57.22%	0.97%	0.97%	1.43%	1.43%	65%	$2,519,909
2020	$15.19	0.24	(2.85)	(2.61)	(0.23)	—	(0.23)	$12.35	(17.52)%	0.98%	0.99%	1.56%	1.55%	55%	$1,885,286
I Class
2024	$15.61	0.31	1.20	1.51	(0.31)	(0.55)	(0.86)	$16.26	10.00%	0.78%	0.78%	2.01%	2.01%	54%	$1,804,559
2023	$17.32	0.31	(0.75)	(0.44)	(0.31)	(0.96)	(1.27)	$15.61	(2.38)%	0.78%	0.78%	1.90%	1.90%	64%	$1,779,890
2022	$19.04	0.29	1.96	2.25	(0.28)	(3.69)	(3.97)	$17.32	12.75%	0.77%	0.77%	1.53%	1.53%	50%	$1,754,741
2021	$12.36	0.25	6.79	7.04	(0.27)	(0.09)	(0.36)	$19.04	57.50%	0.77%	0.77%	1.63%	1.63%	65%	$1,778,956
2020	$15.21	0.28	(2.87)	(2.59)	(0.26)	—	(0.26)	$12.36	(17.40)%	0.78%	0.79%	1.76%	1.75%	55%	$1,866,460

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2024	$15.62	0.33	1.20	1.53	(0.33)	(0.55)	(0.88)	$16.27	10.16%	0.63%	0.63%	2.16%	2.16%	54%	$226,761
2023	$17.33	0.33	(0.75)	(0.42)	(0.33)	(0.96)	(1.29)	$15.62	(2.23)%	0.63%	0.63%	2.05%	2.05%	64%	$168,200
2022	$19.05	0.32	1.96	2.28	(0.31)	(3.69)	(4.00)	$17.33	12.91%	0.62%	0.62%	1.68%	1.68%	50%	$192,430
2021	$12.36	0.28	6.79	7.07	(0.29)	(0.09)	(0.38)	$19.05	57.69%	0.62%	0.62%	1.78%	1.78%	65%	$180,923
2020	$15.21	0.32	(2.89)	(2.57)	(0.28)	—	(0.28)	$12.36	(17.22)%	0.63%	0.64%	1.91%	1.90%	55%	$97,541
A Class
2024	$15.55	0.24	1.19	1.43	(0.24)	(0.55)	(0.79)	$16.19	9.55%	1.23%	1.23%	1.56%	1.56%	54%	$211,867
2023	$17.26	0.23	(0.74)	(0.51)	(0.24)	(0.96)	(1.20)	$15.55	(2.89)%	1.23%	1.23%	1.45%	1.45%	64%	$232,651
2022	$18.99	0.21	1.95	2.16	(0.20)	(3.69)	(3.89)	$17.26	12.23%	1.22%	1.22%	1.08%	1.08%	50%	$303,260
2021	$12.32	0.19	6.76	6.95	(0.19)	(0.09)	(0.28)	$18.99	56.87%	1.22%	1.22%	1.18%	1.18%	65%	$323,669
2020	$15.16	0.20	(2.85)	(2.65)	(0.19)	—	(0.19)	$12.32	(17.76)%	1.23%	1.24%	1.31%	1.30%	55%	$221,284
C Class
2024	$15.28	0.12	1.18	1.30	(0.12)	(0.55)	(0.67)	$15.91	8.75%	1.98%	1.98%	0.81%	0.81%	54%	$18,982
2023	$16.98	0.11	(0.72)	(0.61)	(0.13)	(0.96)	(1.09)	$15.28	(3.53)%	1.98%	1.98%	0.70%	0.70%	64%	$27,561
2022	$18.75	0.06	1.93	1.99	(0.07)	(3.69)	(3.76)	$16.98	11.37%	1.97%	1.97%	0.33%	0.33%	50%	$39,037
2021	$12.17	0.07	6.67	6.74	(0.07)	(0.09)	(0.16)	$18.75	55.65%	1.97%	1.97%	0.43%	0.43%	65%	$51,558
2020	$14.98	0.08	(2.81)	(2.73)	(0.08)	—	(0.08)	$12.17	(18.37)%	1.98%	1.99%	0.56%	0.55%	55%	$58,796

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2024	$15.48	0.20	1.19	1.39	(0.20)	(0.55)	(0.75)	$16.12	9.24%	1.48%	1.48%	1.31%	1.31%	54%	$90,211
2023	$17.19	0.19	(0.74)	(0.55)	(0.20)	(0.96)	(1.16)	$15.48	(3.08)%	1.48%	1.48%	1.20%	1.20%	64%	$95,536
2022	$18.93	0.16	1.94	2.10	(0.15)	(3.69)	(3.84)	$17.19	11.92%	1.47%	1.47%	0.83%	0.83%	50%	$97,311
2021	$12.28	0.15	6.74	6.89	(0.15)	(0.09)	(0.24)	$18.93	56.48%	1.47%	1.47%	0.93%	0.93%	65%	$97,590
2020	$15.12	0.17	(2.86)	(2.69)	(0.15)	—	(0.15)	$12.28	(18.00)%	1.48%	1.49%	1.06%	1.05%	55%	$67,874
R5 Class
2024	$15.61	0.31	1.21	1.52	(0.31)	(0.55)	(0.86)	$16.27	10.06%	0.78%	0.78%	2.01%	2.01%	54%	$24,671
2023	$17.32	0.31	(0.75)	(0.44)	(0.31)	(0.96)	(1.27)	$15.61	(2.39)%	0.78%	0.78%	1.90%	1.90%	64%	$31,521
2022	$19.05	0.29	1.95	2.24	(0.28)	(3.69)	(3.97)	$17.32	12.68%	0.77%	0.77%	1.53%	1.53%	50%	$46,565
2021	$12.36	0.25	6.80	7.05	(0.27)	(0.09)	(0.36)	$19.05	57.58%	0.77%	0.77%	1.63%	1.63%	65%	$59,132
2020	$15.21	0.28	(2.87)	(2.59)	(0.26)	—	(0.26)	$12.36	(17.40)%	0.78%	0.79%	1.76%	1.75%	55%	$59,766
R6 Class
2024	$15.60	0.33	1.21	1.54	(0.33)	(0.55)	(0.88)	$16.26	10.24%	0.63%	0.63%	2.16%	2.16%	54%	$3,417,541
2023	$17.32	0.33	(0.76)	(0.43)	(0.33)	(0.96)	(1.29)	$15.60	(2.30)%	0.63%	0.63%	2.05%	2.05%	64%	$3,653,940
2022	$19.04	0.32	1.96	2.28	(0.31)	(3.69)	(4.00)	$17.32	12.92%	0.62%	0.62%	1.68%	1.68%	50%	$3,591,180
2021	$12.36	0.28	6.78	7.06	(0.29)	(0.09)	(0.38)	$19.04	57.74%	0.62%	0.62%	1.78%	1.78%	65%	$3,494,909
2020	$15.20	0.31	(2.87)	(2.56)	(0.28)	—	(0.28)	$12.36	(17.23)%	0.63%	0.64%	1.91%	1.90%	55%	$2,068,136

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2024	$15.62	0.43	1.20	1.63	(0.43)	(0.55)	(0.98)	$16.27	10.84%	0.01%	0.63%	2.78%	2.16%	54%	$1,408,762
2023	$17.33	0.43	(0.75)	(0.32)	(0.43)	(0.96)	(1.39)	$15.62	(1.63)%	0.01%	0.63%	2.67%	2.05%	64%	$1,255,802
2022(3)	$17.81	0.02	0.61	0.63	(0.03)	(1.08)	(1.11)	$17.33	3.55%	0.00%	0.62%	2.11%	1.49%	50%(4)	$1,630,035

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)March 15, 2022 (commencement of sale) through March 31, 2022.
(4)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2022.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Mid Cap Value Fund and the Board of Directors of American Century Capital Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Thomas W. Bunn, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	119	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present)	64	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn M. Jenkins (1963)	Director	Since 2019	Senior Policy Advisor, Capital Hill Policy Group (2020 to present); Consultant, LJ Strategies (2019 to 2023)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2024.

For corporate taxpayers, the fund hereby designates $171,355,027, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2024 as qualified for the corporate dividends received deduction.

The fund hereby designates $236,539,533, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2024.

The fund hereby designates $76,928,227 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2024.

The fund utilized earnings and profits of $17,981,621 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92271 2405

Annual Report

March 31, 2024

Small Cap Dividend Fund
Investor Class (AMAEX)
I Class (AMAFX)
A Class (AMAHX)
R Class (AMAJX)
R6 Class (AMAKX)
G Class (AMALX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AMAEX	13.27%	3.53%	4/5/22
Russell 2000 Value Index	—	18.75%	2.47%	—
I Class	AMAFX	13.60%	3.79%	4/5/22
A Class	AMAHX
No sales charge		12.99%	3.28%	4/5/22
With sales charge		6.49%	0.25%	4/5/22
R Class	AMAJX	12.83%	3.09%	4/5/22
R6 Class	AMAKX	13.77%	3.94%	4/5/22
G Class	AMALX	14.49%	4.69%	4/5/22
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made April 5, 2022
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $10,715

Russell 2000 Value Index — $10,497

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	R Class	R6 Class	G Class
1.10%	0.90%	1.35%	1.60%	0.75%	0.75%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jeff John and Ryan Cope

Performance Summary

Small Cap Dividend returned 13.27%* for the 12-month period ended March 31, 2024. The fund’s benchmark, the Russell 2000 Value Index, returned 18.75% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Performance versus the benchmark was hampered primarily by poor security selection in the communication services, energy and health care sectors. On the other hand, selections in the consumer staples and utilities sectors and underweights in utilities and real estate sectors added to performance.

Communication Services, Energy and Health Care Detracted

Unfavorable stock selection was the primary contributor to the fund’s underperformance. In the communication services sector, Entravision Communications, a media company that serves Hispanic markets, was the leading detractor. Meta Platforms said it would no longer partner with the company for Facebook’s advertising efforts. Shares of Cable One, a broadband provider that is not in the benchmark, declined steadily through the period as competition from rivals intensified.

In the energy sector, two positions that are not in the benchmark detracted. Enviva, a biomass producer, was the primary driver of underperformance. Shares declined as earnings fell materially short of investor expectations and the company terminated its dividend in an effort to preserve capital. We exited our position in Enviva by the end of the period. Also, TXO Partners, a master limited partnership that owns low-decline, conventional-producing oil and gas assets in the Permian and San Juan basins, underperformed along with the broader energy sector.

In the health care sector, performance suffered primarily as a result of exposure to Embecta. This maker of pen needles and syringes for diabetics declined on concerns about the potential effect of new weight-loss drugs on revenues.

Consumer Staples, Utilities and Real Estate Contributed

In the consumer staples sector, stock selection was the primary driver. Shares of Spectrum Brands Holdings, a household goods company, gained on the sale of the hardware and home improvement business and from a plan to use proceeds to pay down debt and buy back shares. WK Kellogg, which was spun off from Kellogg’s late in 2023, also contributed. Shares benefited from improving profit margins and from guidance that exceeded Street estimates.

In utilities, stock selection drove results, but an underweight to this lagging sector also added to performance. A lack of exposure to two gas utilities was a leading driver. Brookfield Infrastructure reported weaker-than-expected financial results, while for ONE Gas, cost inflation and debt refinancing at higher interest rates led to guidance for 2024 that was below Street expectations. In real estate, an underweight was the primary driver, while selection decisions in the hotel and resort REITs industry and the health care REITs industry also contributed.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
Common Stocks	96.5%
Preferred Stocks	1.2%
Convertible Bonds	0.1%
Short-Term Investments	2.5%
Other Assets and Liabilities	(0.3)%

Top Five Industries	% of net assets
Banks	20.1%
Machinery	7.7%
Oil, Gas and Consumable Fuels	6.7%
Financial Services	5.8%
Insurance	4.9%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,170.60	$5.97	1.10%
I Class	$1,000	$1,172.90	$4.89	0.90%
A Class	$1,000	$1,169.10	$7.32	1.35%
R Class	$1,000	$1,169.00	$8.68	1.60%
R6 Class	$1,000	$1,173.70	$4.08	0.75%
G Class	$1,000	$1,178.00	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,019.50	$5.55	1.10%
I Class	$1,000	$1,020.50	$4.55	0.90%
A Class	$1,000	$1,018.25	$6.81	1.35%
R Class	$1,000	$1,017.00	$8.07	1.60%
R6 Class	$1,000	$1,021.25	$3.79	0.75%
G Class	$1,000	$1,025.00	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses did not exceed 0.005%.
8

Schedule of Investments

MARCH 31, 2024

	Shares/Principal Amount	Value
COMMON STOCKS — 96.5%
Aerospace and Defense — 1.5%
Leonardo DRS, Inc.(1)	1,600	$35,344
Park Aerospace Corp.	5,489	91,282
		126,626
Banks — 20.1%
City Holding Co.	316	32,934
Columbia Banking System, Inc.	7,697	148,937
CVB Financial Corp.	6,822	121,704
Financial Institutions, Inc.	1,880	35,382
First Interstate BancSystem, Inc., Class A	4,502	122,499
First Merchants Corp.	1,000	34,900
FNB Corp.	13,674	192,803
Home BancShares, Inc.	7,569	185,970
Old National Bancorp	7,694	133,953
Pacific Premier Bancorp, Inc.	4,986	119,664
Popular, Inc.	2,184	192,389
Provident Financial Services, Inc.	2,667	38,858
United Bankshares, Inc.	3,626	129,775
Valley National Bancorp	3,689	29,364
Webster Financial Corp.	3,797	192,774
		1,711,906
Building Products — 2.9%
Fortune Brands Innovations, Inc.	751	63,587
Tecnoglass, Inc.	3,535	183,926
		247,513
Capital Markets — 2.0%
Carlyle Group, Inc.	1,199	56,245
Patria Investments Ltd., Class A	7,891	117,102
		173,347
Chemicals — 1.6%
Avient Corp.	2,360	102,424
Mativ Holdings, Inc.	1,733	32,494
		134,918
Commercial Services and Supplies — 1.9%
Brink's Co.	1,715	158,432
Construction and Engineering — 1.0%
Shimmick Corp.(1)	14,265	82,166
Containers and Packaging — 4.4%
Graphic Packaging Holding Co.	8,630	251,823
Sonoco Products Co.	2,097	121,291
		373,114
Diversified Consumer Services — 0.6%
H&R Block, Inc.	1,016	49,896
Electric Utilities — 1.2%
ALLETE, Inc.	1,727	102,998
9

	Shares/Principal Amount	Value
Electronic Equipment, Instruments and Components — 3.4%
Avnet, Inc.	3,035	$150,475
Vishay Intertechnology, Inc.	6,234	141,387
		291,862
Energy Equipment and Services — 2.6%
ChampionX Corp.	6,258	224,600
Financial Services — 4.6%
Compass Diversified Holdings	5,524	132,963
Enact Holdings, Inc.	1,786	55,687
EVERTEC, Inc.	5,112	203,969
		392,619
Food Products — 0.8%
WK Kellogg Co.	3,493	65,668
Gas Utilities — 1.1%
Southwest Gas Holdings, Inc.	1,213	92,346
Health Care Equipment and Supplies — 1.7%
Embecta Corp.	7,542	100,082
Utah Medical Products, Inc.	606	43,093
		143,175
Health Care Providers and Services — 1.1%
Patterson Cos., Inc.	3,438	95,061
Health Care REITs — 1.8%
American Healthcare REIT, Inc.	3,703	54,619
CareTrust REIT, Inc.	4,028	98,163
		152,782
Hotel & Resort REITs — 1.2%
Ryman Hospitality Properties, Inc.	871	100,696
Hotels, Restaurants and Leisure — 0.7%
Red Rock Resorts, Inc., Class A	1,006	60,179
Household Products — 2.0%
Spectrum Brands Holdings, Inc.	1,930	171,789
Industrial REITs — 1.3%
Terreno Realty Corp.	1,697	112,681
Insurance — 4.9%
Axis Capital Holdings Ltd.	3,158	205,333
Fidelis Insurance Holdings Ltd.	2,873	55,966
Hamilton Insurance Group Ltd., Class B(1)	1,816	25,297
RenaissanceRe Holdings Ltd.	559	131,382
		417,978
Leisure Products — 1.8%
Brunswick Corp.	880	84,938
Polaris, Inc.	720	72,086
		157,024
Machinery — 7.7%
Atmus Filtration Technologies, Inc.(1)	5,330	171,893
Hurco Cos., Inc.	740	14,918
IMI PLC	2,856	65,427
Kennametal, Inc.	3,704	92,378
Luxfer Holdings PLC	12,631	130,984
Timken Co.	2,056	179,756
		655,356
10

		Shares/Principal Amount	Value
Media — 3.4%
Cable One, Inc.		290	$122,708
Entravision Communications Corp., Class A		26,756	43,880
John Wiley & Sons, Inc., Class A		3,109	118,546
			285,134
Multi-Utilities — 0.7%
Northwestern Energy Group, Inc.		1,224	62,338
Oil, Gas and Consumable Fuels — 6.7%
Chord Energy Corp.		728	129,759
Hess Midstream LP, Class A		4,040	145,965
Mach Natural Resources LP		5,423	104,664
TXO Partners LP		10,428	187,182
			567,570
Professional Services — 1.8%
Public Policy Holding Co., Inc.		35,615	51,023
Science Applications International Corp.		757	98,705
			149,728
Residential REITs — 0.9%
UMH Properties, Inc.		4,913	79,787
Retail REITs — 0.4%
Kite Realty Group Trust		1,590	34,471
Semiconductors and Semiconductor Equipment — 1.6%
Kulicke & Soffa Industries, Inc.		2,686	135,133
Specialty Retail — 1.4%
Penske Automotive Group, Inc.		746	120,844
Textiles, Apparel and Luxury Goods — 2.7%
Ralph Lauren Corp.		316	59,332
Tapestry, Inc.		3,629	172,305
			231,637
Tobacco — 0.9%
Turning Point Brands, Inc.		2,479	72,635
Trading Companies and Distributors — 2.1%
Applied Industrial Technologies, Inc.		611	120,703
Karat Packaging, Inc.		1,954	55,904
			176,607
TOTAL COMMON STOCKS (Cost $7,263,903)			8,210,616
PREFERRED STOCKS — 1.2%
Financial Services — 1.2%
Compass Diversified Holdings, 7.875% (Cost $93,349)		3,848	96,970
CONVERTIBLE BONDS — 0.1%
Building Products — 0.1%
DIRTT Environmental Solutions, 6.00%, 1/31/26 (Cost $13,406)	CAD	19,000	9,805
SHORT-TERM INVESTMENTS — 2.5%
Money Market Funds — 2.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $210,828)		210,828	210,828
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $7,581,486)			8,528,219
OTHER ASSETS AND LIABILITIES — (0.3)%			(21,825)
TOTAL NET ASSETS — 100.0%			$8,506,394
11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	98,110	GBP	77,531	Morgan Stanley	6/28/24	$210

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
GBP	–	British Pound
USD	–	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $7,581,486)	$8,528,219
Cash	2,854
Receivable for capital shares sold	391
Unrealized appreciation on forward foreign currency exchange contracts	210
Dividends and interest receivable	12,892
Securities lending receivable	1,994
8,546,560

Liabilities
Payable for investments purchased	31,448
Payable for capital shares redeemed	1,995
Accrued management fees	6,632
Distribution and service fees payable	91
40,166

Net Assets	$8,506,394

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,646,865
Distributable earnings (loss)	859,529
$8,506,394

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$3,784,926	370,235	$10.22
I Class, $0.01 Par Value	$4,334,091	423,698	$10.23
A Class, $0.01 Par Value	$114,709	11,219	$10.22
R Class, $0.01 Par Value	$162,429	15,884	$10.23
R6 Class, $0.01 Par Value	$82,848	8,102	$10.23
G Class, $0.01 Par Value	$27,391	2,677	$10.23
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $10.84 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class.

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $468)	$203,040
Interest	10,128
Securities lending, net	4,083
217,251

Expenses:
Management fees	64,529
Distribution and service fees:
A Class	118
R Class	705
Directors' fees and expenses	219
Other expenses	3,287
68,858
Fees waived - G Class	(181)
68,677

Net investment income (loss)	148,574

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(29,697)
Forward foreign currency exchange contract transactions	(943)
Foreign currency translation transactions	(88)
(30,728)

Change in net unrealized appreciation (depreciation) on:
Investments	956,198
Forward foreign currency exchange contracts	488
Translation of assets and liabilities in foreign currencies	2
956,688

Net realized and unrealized gain (loss)	925,960

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,074,534

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEAR ENDED MARCH 31, 2024 AND PERIOD ENDED MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023(1)
Operations
Net investment income (loss)	$148,574	$46,746
Net realized gain (loss)	(30,728)	(62,272)
Change in net unrealized appreciation (depreciation)	956,688	(9,746)
Net increase (decrease) in net assets resulting from operations	1,074,534	(25,272)

Distributions to Shareholders
From earnings:
Investor Class	(58,593)	(47,865)
I Class	(73,583)	(730)
A Class	(706)	(588)
R Class	(2,091)	(1,361)
R6 Class	(1,344)	(1,030)
G Class	(756)	(886)
Decrease in net assets from distributions	(137,073)	(52,460)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,338,031	6,308,634

Net increase (decrease) in net assets	2,275,492	6,230,902

Net Assets
Beginning of period	6,230,902	—
End of period	$8,506,394	$6,230,902
(1)April 5, 2022 (fund inception) through March 31, 2023.

See Notes to Financial Statements.
15

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Dividend Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, R Class, R6 Class and G Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. All classes of the fund commenced sale on April 5, 2022, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

16

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. For convertible bonds, the premiums attributable only to the debt instrument are amortized. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 13% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	R Class	R6 Class	G Class
1.09%	0.89%	1.09%	1.09%	0.74%	0.00%(1)
(1)Annual management fee before waiver was 0.74%.

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 were $8,014,883 and $6,761,157, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2024		Period ended March 31, 2023(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	20,000,000		20,000,000
Sold	169,707	$1,591,850	351,045	$3,386,267
Issued in reinvestment of distributions	6,099	57,844	5,220	47,546
Redeemed	(88,474)	(826,367)	(73,362)	(675,248)
	87,332	823,327	282,903	2,758,565
I Class/Shares Authorized	20,000,000		20,000,000
Sold	424,424	3,997,389	371,699	3,331,728
Issued in reinvestment of distributions	7,776	73,583	80	730
Redeemed	(379,981)	(3,695,719)	(300)	(2,760)
	52,219	375,253	371,479	3,329,698
A Class/Shares Authorized	20,000,000		20,000,000
Sold	8,581	78,274	2,500	25,000
Issued in reinvestment of distributions	73	706	65	588
	8,654	78,980	2,565	25,588
R Class/Shares Authorized	20,000,000		20,000,000
Sold	14,785	139,244	19,540	187,164
Issued in reinvestment of distributions	221	2,091	149	1,361
Redeemed	(12,567)	(116,182)	(6,244)	(58,335)
	2,439	25,153	13,445	130,190
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	6,506	57,320	3,935	38,710
Issued in reinvestment of distributions	140	1,344	113	1,030
Redeemed	(2,471)	(24,102)	(121)	(1,033)
	4,175	34,562	3,927	38,707
G Class/Shares Authorized	20,000,000		20,000,000
Sold	—	—	2,500	25,000
Issued in reinvestment of distributions	80	756	97	886
	80	756	2,597	25,886
Net increase (decrease)	154,899	$1,338,031	676,916	$6,308,634
(1)April 5, 2022 (fund inception) through March 31, 2023.

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$8,094,166	$116,450	—
Preferred Stocks	96,970	—	—
Convertible Bonds	—	9,805	—
Short-Term Investments	210,828	—	—
	$8,401,964	$126,255	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$210	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $94,578.

The value of foreign currency risk derivative instruments as of March 31, 2024, is disclosed on the Statement of Assets and Liabilities as an asset of $210 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended March 31, 2024, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(943) in net realized gain (loss) on forward foreign currency exchange contract transactions and $488 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
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9. Federal Tax Information

The tax character of distributions paid during the year ended March 31, 2024 and the period ended April 5, 2022 (fund inception) through March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$137,073	$52,460
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,734,976
Gross tax appreciation of investments	$1,080,531
Gross tax depreciation of investments	(287,288)
Net tax appreciation (depreciation) of investments	793,243
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1)
Net tax appreciation (depreciation)	$793,242
Undistributed ordinary income	$66,287

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$9.20	0.20	1.00	1.20	(0.18)	—	(0.18)	$10.22	13.27%	1.14%	1.14%	2.17%	2.17%	102%	$3,785
2023(3)	$10.00	0.23	(0.78)	(0.55)	(0.20)	(0.05)	(0.25)	$9.20	(5.40)%	1.10%	1.10%	2.52%	2.52%	54%	$2,604
I Class
2024	$9.21	0.22	1.00	1.22	(0.20)	—	(0.20)	$10.23	13.60%	0.94%	0.94%	2.37%	2.37%	102%	$4,334
2023(3)	$10.00	0.46	(0.98)	(0.52)	(0.22)	(0.05)	(0.27)	$9.21	(5.22)%	0.90%	0.90%	2.72%	2.72%	54%	$3,420
A Class
2024	$9.20	0.20	0.98	1.18	(0.16)	—	(0.16)	$10.22	12.99%	1.39%	1.39%	1.92%	1.92%	102%	$115
2023(3)	$10.00	0.19	(0.76)	(0.57)	(0.18)	(0.05)	(0.23)	$9.20	(5.62)%	1.35%	1.35%	2.27%	2.27%	54%	$24
R Class
2024	$9.20	0.16	1.01	1.17	(0.14)	—	(0.14)	$10.23	12.83%	1.64%	1.64%	1.67%	1.67%	102%	$162
2023(3)	$10.00	0.20	(0.79)	(0.59)	(0.16)	(0.05)	(0.21)	$9.20	(5.85)%	1.60%	1.60%	2.02%	2.02%	54%	$124
R6 Class
2024	$9.21	0.24	1.00	1.24	(0.22)	—	(0.22)	$10.23	13.77%	0.79%	0.79%	2.52%	2.52%	102%	$83
2023(3)	$10.00	0.25	(0.76)	(0.51)	(0.23)	(0.05)	(0.28)	$9.21	(5.08)%	0.75%	0.75%	2.87%	2.87%	54%	$36

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2024	$9.21	0.31	1.00	1.31	(0.29)	—	(0.29)	$10.23	14.49%	0.05%	0.79%	3.26%	2.52%	102%	$27
2023(3)	$10.00	0.31	(0.75)	(0.44)	(0.30)	(0.05)	(0.35)	$9.21	(4.31)%	0.01%	0.75%	3.61%	2.87%	54%	$24

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 5, 2022 (fund inception) through March 31, 2023.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Small Cap Dividend Fund and the Board of Directors of American Century Capital Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Dividend Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended March 31, 2024, and for the period from April 5, 2022 (fund inception) through March 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended March 31, 2024, and for the period from April 5, 2022 (fund inception) through March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Thomas W. Bunn, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	119	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present)	64	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn M. Jenkins (1963)	Director	Since 2019	Senior Policy Advisor, Capital Hill Policy Group (2020 to present); Consultant, LJ Strategies (2019 to 2023)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2024.

For corporate taxpayers, the fund hereby designates $137,073, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2024 as qualified for the corporate dividends received deduction.

31

Notes
32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-97903 2405

Annual Report

March 31, 2024

Small Cap Value Fund
Investor Class (ASVIX)
I Class (ACVIX)
Y Class (ASVYX)
A Class (ACSCX)
C Class (ASVNX)
R Class (ASVRX)
R5 Class (ASVGX)
R6 Class (ASVDX)
G Class (ASVHX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	18.72%	12.34%	9.08%	—	7/31/98
Russell 2000 Value Index	—	18.75%	8.17%	6.87%	—	—
I Class	ACVIX	18.93%	12.56%	9.29%	—	10/26/98
Y Class	ASVYX	19.19%	12.74%	—	9.65%	4/10/17
A Class	ACSCX					12/31/99
No sales charge		18.49%	12.06%	8.81%	—
With sales charge		11.68%	10.74%	8.17%	—
C Class	ASVNX	17.54%	11.24%	8.00%	—	3/1/10
R Class	ASVRX	18.14%	11.78%	8.54%	—	3/1/10
R5 Class	ASVGX	18.91%	12.55%	—	9.48%	4/10/17
R6 Class	ASVDX	19.21%	12.76%	9.47%	—	7/26/13
G Class	ASVHX	20.01%	—	—	13.29%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $23,841

Russell 2000 Value Index — $19,438

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.09%	0.89%	0.74%	1.34%	2.09%	1.59%	0.89%	0.74%	0.74%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Jeff John and Ryan Cope

Performance Summary

Small Cap Value returned 18.72%* for the 12-month period ended March 31, 2024. The fund’s benchmark, the Russell 2000 Value Index, returned 18.75% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Performance versus the benchmark was hindered primarily by unfavorable stock selection in the consumer discretionary sector. Poor choices in the communication services and health care sectors also detracted from relative results. On the other hand, an underweight in the utilities sector and strong security selection in the industrials sector were beneficial.

Consumer Discretionary and Communication Services Detracted

Unfavorable stock selection was the primary contributor to the fund’s underperformance, and positions in the consumer discretionary sector were the leading detractors. In the household durables industry, a position in Skyline Champion, a maker of modular homes, was the primary hindrance as shares declined through most of the period on slower sales and profit growth following a period of outsized performance. A lack of exposure to homebuilders Taylor Morrison Home, KB Home, M/I Homes and Meritage Homes also hurt performance. These shares performed well as investors began to anticipate that mortgage rates could begin to decline.

In communication services, shares of Cable One, a broadband provider that is not in the benchmark, declined throughout the period as competition from rivals intensified. Entravision Communications, a media company that serves Hispanic markets, also detracted. Meta Platforms said it would no longer partner with the company for Facebook’s advertising efforts.

Selections in the health care sector were a drag on performance as well. In the health care equipment and supplies industry, shares of Embecta, a maker of pen needles and syringes for diabetics, declined on concerns about the potential effect of new weight-loss drugs on revenues. The fund’s position in Envista Holdings, which makes dental products, also detracted. The company experienced weakness, especially in the North American market, for adult orthodontics and implants, leading management to lower guidance.

Utilities and Industrials Contributed

In the utilities sector, our underweight allocation was advantageous, especially in electric utilities. Favorable selections in the gas utilities industry also contributed. A lack of exposure to Brookfield Infrastructure was especially beneficial.

In the industrials sector, favorable selections drove returns, and an overweight allocation also helped relative returns. In the trading companies and distributors industry, positions in Beacon Roofing Supply and GMS were the leading contributors. New homes sales and housing starts generally surprised to the upside through much of 2023, driving multiple expansion for these housing-related stocks. The Brink’s Co. also contributed. Shares of this international provider of cash and valuables in-transit services and advanced cash and ATM solutions benefited from its continued shift toward faster-growing and more profitable services.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Short-Term Investments	1.9%
Other Assets and Liabilities	(1.0)%

Top Five Industries	% of net assets
Banks	20.7%
Oil, Gas and Consumable Fuels	6.9%
Financial Services	6.7%
Machinery	5.6%
Trading Companies and Distributors	4.1%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
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	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,200.30	$6.00	1.09%
I Class	$1,000	$1,201.00	$4.90	0.89%
Y Class	$1,000	$1,201.40	$4.07	0.74%
A Class	$1,000	$1,198.30	$7.36	1.34%
C Class	$1,000	$1,194.70	$11.47	2.09%
R Class	$1,000	$1,197.70	$8.74	1.59%
R5 Class	$1,000	$1,200.80	$4.90	0.89%
R6 Class	$1,000	$1,203.00	$4.08	0.74%
G Class	$1,000	$1,206.60	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,019.55	$5.50	1.09%
I Class	$1,000	$1,020.55	$4.50	0.89%
Y Class	$1,000	$1,021.30	$3.74	0.74%
A Class	$1,000	$1,018.30	$6.76	1.34%
C Class	$1,000	$1,014.55	$10.53	2.09%
R Class	$1,000	$1,017.05	$8.02	1.59%
R5 Class	$1,000	$1,020.55	$4.50	0.89%
R6 Class	$1,000	$1,021.30	$3.74	0.74%
G Class	$1,000	$1,025.00	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses did not exceed 0.005%.
8

Schedule of Investments

MARCH 31, 2024

	Shares	Value
COMMON STOCKS — 99.1%
Banks — 20.7%
Ameris Bancorp	1,440,000	$69,667,200
Axos Financial, Inc.(1)	275,000	14,861,000
Banc of California, Inc.	1,785,000	27,149,850
BankUnited, Inc.	850,000	23,800,000
Columbia Banking System, Inc.	3,510,000	67,918,500
CVB Financial Corp.	4,250,000	75,820,000
First BanCorp	3,730,000	65,424,200
First Interstate BancSystem, Inc., Class A	1,950,000	53,059,500
First Merchants Corp.	720,000	25,128,000
FNB Corp.	9,780,000	137,898,000
Home BancShares, Inc.	4,265,000	104,791,050
Old National Bancorp	8,650,000	150,596,500
Origin Bancorp, Inc.	120,000	3,748,800
Pacific Premier Bancorp, Inc.	2,210,000	53,040,000
Popular, Inc.	490,000	43,164,100
Provident Financial Services, Inc.	992,500	14,460,725
SouthState Corp.	1,305,000	110,964,150
UMB Financial Corp.	862,789	75,054,015
Valley National Bancorp	4,450,000	35,422,000
Webster Financial Corp.	1,800,000	91,386,000
		1,243,353,590
Building Products — 1.5%
DIRTT Environmental Solutions(1)	7,107,428	3,511,069
Tecnoglass, Inc.(2)	1,605,000	83,508,150
		87,019,219
Capital Markets — 0.3%
Patria Investments Ltd., Class A	1,330,000	19,737,200
Chemicals — 1.5%
Ingevity Corp.(1)	540,000	25,758,000
Minerals Technologies, Inc.	885,000	66,622,800
		92,380,800
Commercial Services and Supplies — 3.3%
Brink's Co.	1,265,703	116,925,643
Deluxe Corp.(3)	2,220,000	45,709,800
Loomis AB	1,150,000	32,098,166
		194,733,609
Containers and Packaging — 3.6%
Graphic Packaging Holding Co.	5,745,000	167,639,100
Pactiv Evergreen, Inc.	3,363,719	48,168,456
		215,807,556
Electric Utilities — 0.6%
ALLETE, Inc.	610,000	36,380,400
Electrical Equipment — 0.6%
Sensata Technologies Holding PLC	995,000	36,556,300
9

	Shares	Value
Electronic Equipment, Instruments and Components — 4.0%
Avnet, Inc.	2,115,000	$104,861,700
Belden, Inc.	460,000	42,600,600
Coherent Corp.(1)	1,475,000	89,414,500
		236,876,800
Energy Equipment and Services — 4.0%
Cactus, Inc., Class A	1,790,000	89,661,100
ChampionX Corp.	4,230,000	151,814,700
		241,475,800
Financial Services — 6.7%
A-Mark Precious Metals, Inc.(3)	1,455,000	44,653,950
Compass Diversified Holdings(3)	4,430,000	106,630,100
Enact Holdings, Inc.	275,000	8,574,500
Euronet Worldwide, Inc.(1)	830,000	91,241,900
EVERTEC, Inc.(3)	3,280,000	130,872,000
Repay Holdings Corp.(1)	1,935,000	21,285,000
		403,257,450
Gas Utilities — 1.0%
Southwest Gas Holdings, Inc.	795,000	60,523,350
Health Care Equipment and Supplies — 1.9%
Embecta Corp.	2,515,486	33,380,499
Enovis Corp.(1)	650,000	40,592,500
Envista Holdings Corp.(1)	1,785,000	38,163,300
		112,136,299
Health Care Providers and Services — 0.3%
AMN Healthcare Services, Inc.(1)	290,000	18,127,900
Health Care REITs — 1.1%
CareTrust REIT, Inc.	2,710,000	66,042,700
Hotel & Resort REITs — 1.2%
Ryman Hospitality Properties, Inc.	635,000	73,412,350
Hotels, Restaurants and Leisure — 2.9%
Accel Entertainment, Inc.(1)	2,665,000	31,420,350
Boyd Gaming Corp.	640,000	43,084,800
Dave & Buster's Entertainment, Inc.(1)	895,742	56,073,449
Everi Holdings, Inc.(1)	3,730,000	37,486,500
Red Robin Gourmet Burgers, Inc.(1)(2)	645,000	4,940,700
		173,005,799
Household Durables — 2.0%
Cavco Industries, Inc.(1)	70,000	27,934,200
Skyline Champion Corp.(1)	1,115,000	94,786,150
		122,720,350
Household Products — 1.6%
Spectrum Brands Holdings, Inc.	1,060,000	94,350,600
Industrial REITs — 1.3%
Terreno Realty Corp.	1,192,555	79,185,652
Insurance — 2.9%
Axis Capital Holdings Ltd.	1,920,000	124,838,400
Fidelis Insurance Holdings Ltd.(2)	1,515,000	29,512,200
Hamilton Insurance Group Ltd., Class B(1)	1,435,000	19,989,550
		174,340,150
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	Shares	Value
Leisure Products — 3.0%
BRP, Inc.	600,000	$40,260,000
Brunswick Corp.	860,000	83,007,200
Malibu Boats, Inc., Class A(1)	585,000	25,318,800
Solo Brands, Inc., Class A(1)(2)	4,200,000	9,114,000
Topgolf Callaway Brands Corp.(1)	1,505,000	24,335,850
		182,035,850
Machinery — 5.6%
Atmus Filtration Technologies, Inc.(1)	1,430,000	46,117,500
Gates Industrial Corp. PLC(1)	5,755,000	101,921,050
Hillman Solutions Corp.(1)	4,825,000	51,338,000
Luxfer Holdings PLC	498,496	5,169,404
Timken Co.	1,495,000	130,707,850
		335,253,804
Media — 1.7%
Cable One, Inc.	190,000	80,394,700
Entravision Communications Corp., Class A(3)	7,955,000	13,046,200
Townsquare Media, Inc., Class A	549,416	6,032,588
		99,473,488
Oil, Gas and Consumable Fuels — 6.9%
Chord Energy Corp.	530,000	94,467,200
Mach Natural Resources LP	1,460,000	28,178,000
Magnolia Oil & Gas Corp., Class A(2)	4,650,000	120,667,500
Northern Oil & Gas, Inc.	2,785,000	110,508,800
Permian Resources Corp.	3,300,000	58,278,000
		412,099,500
Personal Care Products — 1.6%
Edgewell Personal Care Co.(3)	2,530,000	97,759,200
Professional Services — 3.5%
Barrett Business Services, Inc.	140,000	17,740,800
IBEX Holdings Ltd.(1)(3)	970,794	14,979,351
Korn Ferry	1,280,000	84,172,800
NV5 Global, Inc.(1)	320,000	31,363,200
Science Applications International Corp.	275,000	35,857,250
Verra Mobility Corp.(1)	935,000	23,346,950
		207,460,351
Residential REITs — 0.6%
UMH Properties, Inc.	2,335,000	37,920,400
Semiconductors and Semiconductor Equipment — 2.7%
Axcelis Technologies, Inc.(1)	265,000	29,552,800
Cohu, Inc.(1)	960,000	31,996,800
Kulicke & Soffa Industries, Inc.	1,700,000	85,527,000
MKS Instruments, Inc.	110,000	14,630,000
		161,706,600
Software — 1.7%
Teradata Corp.(1)	2,680,000	103,635,600
Specialty Retail — 2.3%
MarineMax, Inc.(1)(3)	1,765,000	58,703,900
OneWater Marine, Inc., Class A(1)(3)	1,330,000	37,439,500
Penske Automotive Group, Inc.	255,000	41,307,450
		137,450,850
Textiles, Apparel and Luxury Goods — 2.0%
Tapestry, Inc.	2,520,000	119,649,600
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	Shares	Value
Tobacco — 0.4%
Turning Point Brands, Inc.	815,000	$23,879,500
Trading Companies and Distributors — 4.1%
Beacon Roofing Supply, Inc.(1)	1,075,000	105,371,500
DXP Enterprises, Inc.(1)	565,000	30,357,450
GMS, Inc.(1)	888,293	86,466,441
Karat Packaging, Inc.	150,000	4,291,500
Titan Machinery, Inc.(1)	815,000	20,220,150
		246,707,041
TOTAL COMMON STOCKS (Cost $4,717,580,438)		5,946,455,658
SHORT-TERM INVESTMENTS — 1.9%
Money Market Funds — 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	94,757	94,757
State Street Navigator Securities Lending Government Money Market Portfolio(4)	77,766,455	77,766,455
		77,861,212
Repurchase Agreements — 0.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $1,514,288), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $1,485,115)		1,484,244
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 3/31/27, valued at $27,612,461), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $27,086,942)		27,071,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 0.875% - 2.375%, 9/30/26 - 11/15/31, valued at $6,118,906), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $6,001,532)		5,998,000
		34,553,244
TOTAL SHORT-TERM INVESTMENTS (Cost $112,414,456)		112,414,456
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $4,829,994,894)		6,058,870,114
OTHER ASSETS AND LIABILITIES — (1.0)%		(61,113,582)
TOTAL NET ASSETS — 100.0%		$5,997,756,532

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	27,954,362	SEK	293,641,000	UBS AG	6/28/24	$423,612

12

NOTES TO SCHEDULE OF INVESTMENTS
SEK	–	Swedish Krona
USD	–	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $78,483,456. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $80,205,860, which includes securities collateral of $2,439,405.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities - unaffiliated, at value (cost of $4,262,291,970) — including $78,483,456 of securities on loan	$5,431,309,658
Investment securities - affiliated, at value (cost of $489,936,469)	549,794,001
Investment made with cash collateral received for securities on loan, at value (cost of $77,766,455)	77,766,455
Total investment securities, at value (cost of $4,829,994,894)	6,058,870,114
Cash	909,531
Receivable for investments sold	15,913,949
Receivable for capital shares sold	5,597,163
Unrealized appreciation on forward foreign currency exchange contracts	423,612
Dividends and interest receivable	7,553,030
Securities lending receivable	557,193
6,089,824,592

Liabilities
Payable for collateral received for securities on loan	77,766,455
Payable for investments purchased	5,502,470
Payable for capital shares redeemed	4,985,997
Accrued management fees	3,774,802
Distribution and service fees payable	38,336
92,068,060

Net Assets	$5,997,756,532

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,856,732,868
Distributable earnings (loss)	1,141,023,664
$5,997,756,532

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$750,408,359	69,086,253	$10.86
I Class, $0.01 Par Value	$2,065,440,056	187,723,483	$11.00
Y Class, $0.01 Par Value	$64,578,686	5,858,953	$11.02
A Class, $0.01 Par Value	$88,474,198	8,269,310	$10.70
C Class, $0.01 Par Value	$21,116,817	2,148,114	$9.83
R Class, $0.01 Par Value	$7,103,825	670,412	$10.60
R5 Class, $0.01 Par Value	$10,710,387	972,552	$11.01
R6 Class, $0.01 Par Value	$2,479,758,497	225,324,169	$11.01
G Class, $0.01 Par Value	$510,165,707	46,226,244	$11.04
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $11.35 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Dividends (including $13,304,090 from affiliates and net of foreign taxes withheld of $595,981)	$115,356,620
Interest	2,207,514
Securities lending, net	1,007,872
118,572,006

Expenses:
Management fees	45,606,091
Distribution and service fees:
A Class	211,974
C Class	201,980
R Class	33,957
Directors' fees and expenses	177,385
Other expenses	12,702
46,244,089
Fees waived - G Class	(2,677,906)
43,566,183

Net investment income (loss)	75,005,823

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(2,009,785) from affiliates)	57,013,539
Forward foreign currency exchange contract transactions	754,108
Foreign currency translation transactions	(99,908)
57,667,739

Change in net unrealized appreciation (depreciation) on:
Investments (including $29,048,695 from affiliates)	831,387,655
Forward foreign currency exchange contracts	413,212
Translation of assets and liabilities in foreign currencies	(148)
831,800,719

Net realized and unrealized gain (loss)	889,468,458

Net Increase (Decrease) in Net Assets Resulting from Operations	$964,474,281

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$75,005,823	$55,026,532
Net realized gain (loss)	57,667,739	(55,622,843)
Change in net unrealized appreciation (depreciation)	831,800,719	(479,251,802)
Net increase (decrease) in net assets resulting from operations	964,474,281	(479,848,113)

Distributions to Shareholders
From earnings:
Investor Class	(7,887,176)	(29,896,742)
I Class	(23,391,385)	(70,126,881)
Y Class	(860,028)	(2,671,405)
A Class	(662,429)	(2,894,436)
C Class	(16,721)	(640,169)
R Class	(36,279)	(207,698)
R5 Class	(151,011)	(499,693)
R6 Class	(29,602,557)	(70,027,970)
G Class	(8,168,336)	(12,849,969)
Decrease in net assets from distributions	(70,775,922)	(189,814,963)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(239,884,392)	(176,532,473)

Net increase (decrease) in net assets	653,813,967	(846,195,549)

Net Assets
Beginning of period	5,343,942,565	6,190,138,114
End of period	$5,997,756,532	$5,343,942,565

See Notes to Financial Statements.
16

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

17

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2024.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$77,766,455	—	—	—	$77,766,455
Gross amount of recognized liabilities for securities lending transactions					$77,766,455
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

19

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2024 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.00% to 1.25%	1.09%
I Class	0.80% to 1.05%	0.89%
Y Class	0.65% to 0.90%	0.74%
A Class	1.00% to 1.25%	1.09%
C Class	1.00% to 1.25%	1.09%
R Class	1.00% to 1.25%	1.09%
R5 Class	0.80% to 1.05%	0.89%
R6 Class	0.65% to 0.90%	0.74%
G Class	0.65% to 0.90%	0.00%(1)
(1)Effective annual management fee before waiver was 0.74%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 were $2,459,729,464 and $2,693,891,406, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	700,000,000		700,000,000
Sold	6,545,672	$62,442,337	14,251,588	$137,881,169
Issued in reinvestment of distributions	778,873	7,615,437	3,212,283	29,038,526
Redeemed	(32,334,631)	(306,746,865)	(29,908,807)	(285,710,982)
	(25,010,086)	(236,689,091)	(12,444,936)	(118,791,287)
I Class/Shares Authorized	1,660,000,000		1,555,000,000
Sold	46,469,978	450,847,825	51,322,647	499,388,644
Issued in reinvestment of distributions	2,076,624	20,622,912	6,754,334	61,867,774
Redeemed	(72,703,445)	(699,798,725)	(101,851,127)	(1,000,065,274)
	(24,156,843)	(228,327,988)	(43,774,146)	(438,808,856)
Y Class/Shares Authorized	70,000,000		60,000,000
Sold	1,587,409	15,635,659	1,590,739	15,556,177
Issued in reinvestment of distributions	52,064	518,059	162,372	1,489,213
Redeemed	(2,952,325)	(28,775,617)	(4,686,713)	(44,958,358)
	(1,312,852)	(12,621,899)	(2,933,602)	(27,912,968)
A Class/Shares Authorized	80,000,000		80,000,000
Sold	1,471,768	13,734,679	1,898,157	17,855,235
Issued in reinvestment of distributions	62,235	599,514	297,099	2,646,312
Redeemed	(3,076,512)	(28,844,914)	(3,472,058)	(32,852,281)
	(1,542,509)	(14,510,721)	(1,276,802)	(12,350,734)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	215,433	1,863,576	231,550	2,002,426
Issued in reinvestment of distributions	1,535	13,292	64,257	526,295
Redeemed	(611,260)	(5,274,564)	(530,913)	(4,567,703)
	(394,292)	(3,397,696)	(235,106)	(2,038,982)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	182,149	1,697,228	205,984	1,925,307
Issued in reinvestment of distributions	3,818	36,270	23,535	207,698
Redeemed	(293,876)	(2,630,725)	(171,010)	(1,582,378)
	(107,909)	(897,227)	58,509	550,627
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	437,167	4,100,968	813,486	7,845,594
Issued in reinvestment of distributions	15,340	151,011	54,500	499,693
Redeemed	(1,013,865)	(9,420,852)	(724,082)	(7,080,246)
	(561,358)	(5,168,873)	143,904	1,265,041
R6 Class/Shares Authorized	1,755,000,000		1,750,000,000
Sold	65,988,501	642,204,796	75,168,927	733,702,437
Issued in reinvestment of distributions	2,881,936	28,664,729	7,423,893	68,007,755
Redeemed	(56,402,984)	(545,078,737)	(38,706,063)	(372,848,209)
	12,467,453	125,790,788	43,886,757	428,861,983
G Class/Shares Authorized	300,000,000		300,000,000
Sold	18,664,291	181,600,536	2,239,981	21,138,275
Issued in reinvestment of distributions	811,379	8,168,336	1,399,058	12,849,969
Redeemed	(5,233,175)	(53,830,557)	(4,173,625)	(41,295,541)
	14,242,495	135,938,315	(534,586)	(7,307,297)
Net increase (decrease)	(26,375,901)	$(239,884,392)	(17,110,008)	$(176,532,473)

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6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the period ended March 31, 2024 follows (amounts in thousands):

Company	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Income
A-Mark Precious Metals, Inc.	$46,604	$8,122	$4,972	$(5,100)	$44,654	1,455	$507	$2,325
Compass Diversified Holdings	88,722	—	5,674	23,582	106,630	4,430	(743)	4,601
Deluxe Corp.	36,585	2,312	8,432	15,245	45,710	2,220	(4,605)	2,727
DXP Enterprises, Inc.(1)(2)	23,703	5,362	10,688	11,980	(2)	(2)	6,460	—
Edgewell Personal Care Co.	100,535	16,274	10,389	(8,661)	97,759	2,530	1,222	1,414
Entravision Communications Corp., Class A	46,808	1,263	236	(34,789)	13,046	7,955	(16)	1,591
EVERTEC, Inc.	111,375	4,248	5,496	20,745	130,872	3,280	(589)	646
IBEX Holdings Ltd.(1)	17,812	5,141	1,233	(6,741)	14,979	971	(184)	—
MarineMax, Inc.(1)	49,594	6,042	7,499	10,567	58,704	1,765	(1,943)	—
OneWater Marine, Inc., Class A(1)	40,277	—	5,058	2,221	37,440	1,330	(2,119)	—
	$562,015	$48,764	$59,677	$29,049	$549,794	25,936	$(2,010)	$13,304
(1)Non-income producing.
(2)Company was not an affiliate at March 31, 2024.

7. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,914,357,492	$32,098,166	—
Short-Term Investments	77,861,212	34,553,244	—
	$5,992,218,704	$66,651,410	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$423,612	—

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $31,865,519.

The value of foreign currency risk derivative instruments as of March 31, 2024, is disclosed on the Statement of Assets and Liabilities as an asset of $423,612 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended March 31, 2024, the effect of foreign currency risk derivative instruments on the Statement of Operations was $754,108 in net realized gain (loss) on forward foreign currency exchange contract transactions and $413,212 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

9. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

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10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$70,775,922	$78,893,563
Long-term capital gains	—	$110,921,400

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,958,606,400
Gross tax appreciation of investments	$1,342,948,471
Gross tax depreciation of investments	(242,684,757)
Net tax appreciation (depreciation) of investments	1,100,263,714
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	—
Net tax appreciation (depreciation)	$1,100,263,714
Undistributed ordinary income	$4,534,359
Accumulated long-term gains	$36,225,591

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$9.24	0.10	1.62	1.72	(0.10)	—	(0.10)	$10.86	18.72%	1.09%	1.09%	1.12%	1.12%	46%	$750,408
2023	$10.40	0.07	(0.92)	(0.85)	(0.06)	(0.25)	(0.31)	$9.24	(8.04)%	1.09%	1.09%	0.74%	0.74%	44%	$869,441
2022	$10.74	0.04	0.45	0.49	(0.06)	(0.77)	(0.83)	$10.40	4.45%	1.09%	1.09%	0.35%	0.35%	43%	$1,107,942
2021	$5.20	0.03	5.55	5.58	(0.04)	—	(0.04)	$10.74	107.63%	1.19%	1.19%	0.46%	0.46%	72%	$958,579
2020	$7.05	0.05	(1.71)	(1.66)	(0.04)	(0.15)	(0.19)	$5.20	(24.44)%	1.25%	1.25%	0.71%	0.71%	71%	$439,030
I Class
2024	$9.36	0.13	1.63	1.76	(0.12)	—	(0.12)	$11.00	18.93%	0.89%	0.89%	1.32%	1.32%	46%	$2,065,440
2023	$10.53	0.09	(0.93)	(0.84)	(0.08)	(0.25)	(0.33)	$9.36	(7.86)%	0.89%	0.89%	0.94%	0.94%	44%	$1,982,752
2022	$10.86	0.06	0.46	0.52	(0.08)	(0.77)	(0.85)	$10.53	4.70%	0.89%	0.89%	0.55%	0.55%	43%	$2,691,383
2021	$5.26	0.05	5.61	5.66	(0.06)	—	(0.06)	$10.86	108.04%	0.99%	0.99%	0.66%	0.66%	72%	$2,049,527
2020	$7.13	0.07	(1.74)	(1.67)	(0.05)	(0.15)	(0.20)	$5.26	(24.30)%	1.05%	1.05%	0.91%	0.91%	71%	$407,147

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2024	$9.37	0.14	1.64	1.78	(0.13)	—	(0.13)	$11.02	19.19%	0.74%	0.74%	1.47%	1.47%	46%	$64,579
2023	$10.54	0.10	(0.92)	(0.82)	(0.10)	(0.25)	(0.35)	$9.37	(7.72)%	0.74%	0.74%	1.09%	1.09%	44%	$67,231
2022	$10.88	0.08	0.45	0.53	(0.10)	(0.77)	(0.87)	$10.54	4.75%	0.74%	0.74%	0.70%	0.70%	43%	$106,557
2021	$5.27	0.06	5.62	5.68	(0.07)	—	(0.07)	$10.88	108.41%	0.84%	0.84%	0.81%	0.81%	72%	$66,827
2020	$7.14	0.09	(1.75)	(1.66)	(0.06)	(0.15)	(0.21)	$5.27	(24.15)%	0.90%	0.90%	1.06%	1.06%	71%	$24,079
A Class
2024	$9.10	0.08	1.59	1.67	(0.07)	—	(0.07)	$10.70	18.49%	1.34%	1.34%	0.87%	0.87%	46%	$88,474
2023	$10.25	0.05	(0.91)	(0.86)	(0.04)	(0.25)	(0.29)	$9.10	(8.30)%	1.34%	1.34%	0.49%	0.49%	44%	$89,315
2022	$10.60	0.01	0.45	0.46	(0.04)	(0.77)	(0.81)	$10.25	4.20%	1.34%	1.34%	0.10%	0.10%	43%	$113,658
2021	$5.13	0.02	5.47	5.49	(0.02)	—	(0.02)	$10.60	107.16%	1.44%	1.44%	0.21%	0.21%	72%	$94,533
2020	$6.96	0.03	(1.69)	(1.66)	(0.02)	(0.15)	(0.17)	$5.13	(24.66)%	1.50%	1.50%	0.46%	0.46%	71%	$48,260
C Class
2024	$8.37	0.01	1.46	1.47	(0.01)	—	(0.01)	$9.83	17.54%	2.09%	2.09%	0.12%	0.12%	46%	$21,117
2023	$9.48	(0.02)	(0.84)	(0.86)	—(3)	(0.25)	(0.25)	$8.37	(8.99)%	2.09%	2.09%	(0.26)%	(0.26)%	44%	$21,277
2022	$9.90	(0.06)	0.42	0.36	(0.01)	(0.77)	(0.78)	$9.48	3.49%	2.09%	2.09%	(0.65)%	(0.65)%	43%	$26,317
2021	$4.82	(0.04)	5.12	5.08	—	—	—	$9.90	105.39%	2.19%	2.19%	(0.54)%	(0.54)%	72%	$15,448
2020	$6.57	(0.02)	(1.58)	(1.60)	—	(0.15)	(0.15)	$4.82	(25.11)%	2.25%	2.25%	(0.29)%	(0.29)%	71%	$2,556

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2024	$9.02	0.06	1.57	1.63	(0.05)	—	(0.05)	$10.60	18.14%	1.59%	1.59%	0.62%	0.62%	46%	$7,104
2023	$10.16	0.02	(0.89)	(0.87)	(0.02)	(0.25)	(0.27)	$9.02	(8.44)%	1.59%	1.59%	0.24%	0.24%	44%	$7,017
2022	$10.53	(0.02)	0.44	0.42	(0.02)	(0.77)	(0.79)	$10.16	3.87%	1.59%	1.59%	(0.15)%	(0.15)%	43%	$7,314
2021	$5.10	—(3)	5.43	5.43	—(3)	—	—(3)	$10.53	106.61%	1.69%	1.69%	(0.04)%	(0.04)%	72%	$5,120
2020	$6.92	0.01	(1.68)	(1.67)	—(3)	(0.15)	(0.15)	$5.10	(24.80)%	1.75%	1.75%	0.21%	0.21%	71%	$2,299
R5 Class
2024	$9.37	0.13	1.63	1.76	(0.12)	—	(0.12)	$11.01	18.91%	0.89%	0.89%	1.32%	1.32%	46%	$10,710
2023	$10.54	0.09	(0.93)	(0.84)	(0.08)	(0.25)	(0.33)	$9.37	(7.85)%	0.89%	0.89%	0.94%	0.94%	44%	$14,369
2022	$10.87	0.06	0.46	0.52	(0.08)	(0.77)	(0.85)	$10.54	4.70%	0.89%	0.89%	0.55%	0.55%	43%	$14,646
2021	$5.26	0.05	5.62	5.67	(0.06)	—	(0.06)	$10.87	108.23%	0.99%	0.99%	0.66%	0.66%	72%	$9,870
2020	$7.14	0.06	(1.74)	(1.68)	(0.05)	(0.15)	(0.20)	$5.26	(24.41)%	1.05%	1.05%	0.91%	0.91%	71%	$3,373
R6 Class
2024	$9.36	0.14	1.64	1.78	(0.13)	—	(0.13)	$11.01	19.21%	0.74%	0.74%	1.47%	1.47%	46%	$2,479,758
2023	$10.53	0.11	(0.93)	(0.82)	(0.10)	(0.25)	(0.35)	$9.36	(7.73)%	0.74%	0.74%	1.09%	1.09%	44%	$1,992,368
2022	$10.86	0.08	0.46	0.54	(0.10)	(0.77)	(0.87)	$10.53	4.86%	0.74%	0.74%	0.70%	0.70%	43%	$1,779,113
2021	$5.26	0.06	5.61	5.67	(0.07)	—	(0.07)	$10.86	108.42%	0.84%	0.84%	0.81%	0.81%	72%	$943,344
2020	$7.13	0.08	(1.74)	(1.66)	(0.06)	(0.15)	(0.21)	$5.26	(24.19)%	0.90%	0.90%	1.06%	1.06%	71%	$290,444

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2024	$9.39	0.22	1.64	1.86	(0.21)	—	(0.21)	$11.04	20.01%	0.00%	0.74%	2.21%	1.47%	46%	$510,166
2023	$10.55	0.18	(0.93)	(0.75)	(0.16)	(0.25)	(0.41)	$9.39	(7.04)%	0.01%	0.74%	1.82%	1.09%	44%	$300,172
2022	$10.89	0.16	0.45	0.61	(0.18)	(0.77)	(0.95)	$10.55	5.62%	0.00%	0.74%	1.44%	0.70%	43%	$343,209
2021	$5.29	0.12	5.63	5.75	(0.15)	—	(0.15)	$10.89	110.06%	0.00%	0.84%	1.65%	0.81%	72%	$359,758
2020	$7.25	0.15	(1.85)	(1.70)	(0.11)	(0.15)	(0.26)	$5.29	(24.58)%	0.00%	0.90%	1.96%	1.06%	71%	$139,749

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
† Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Small Cap Value Fund and the Board of Directors of American Century Capital Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Thomas W. Bunn, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	119	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present)	64	None
30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn M. Jenkins (1963)	Director	Since 2019	Senior Policy Advisor, Capital Hill Policy Group (2020 to present); Consultant, LJ Strategies (2019 to 2023)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2024.

For corporate taxpayers, the fund hereby designates $70,775,922, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2024 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92272 2405

Annual Report

March 31, 2024

Value Fund
Investor Class (TWVLX)
I Class (AVLIX)
Y Class (AVUYX)
A Class (TWADX)
C Class (ACLCX)
R Class (AVURX)
R5 Class (AVUGX)
R6 Class (AVUDX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ending March 31, 2024. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Surged While Bonds Delivered Modest Gains

Soaring U.S. Treasury yields weighed on bond returns for the first six months of the reporting period. Meanwhile, inflation slowed but remained well above the Federal Reserve’s (Fed’s) target, lending conditions tightened, and recession risk rose. This fueled expectations for a shift in Fed policy, which, along with better-than-expected earnings, helped U.S. stocks deliver modest gains.

The Fed lifted rates in May, paused in June and hiked again in July to a range of 5.25% to 5.5%, a 22-year high. The Fed left rates unchanged in September but warned that persistent above-target inflation may require more tightening. This news pushed Treasury yields to multiyear highs in October and sent stocks tumbling. By November, inflation showed signs of moderating, and the Fed held rates steady again, reviving investor enthusiasm. Then, in December, Fed policymakers expressed more confidence about the inflation outlook and forecasted three rate cuts for 2024. Against this backdrop, recession fears eased, Treasury yields declined, and stocks and bonds ended 2023 on a strong note.
Despite the Fed’s continued pause, yields reversed course again in early 2024 amid a steady stream of better-than-expected economic data and persistent inflation. But the bond market’s late-2023 rally helped the Bloomberg U.S. Aggregate Bond Index maintain a gain of 1.70% for the 12-month period. Most stock indices continued to rally into 2024, buoyed by solid corporate earnings and expectations for Fed rate cuts. The S&P 500 Index returned 29.88% for the 12-month period, and growth stocks generally outperformed value stocks.

Remaining Diligent in Uncertain Times

We expect market volatility to linger as investors navigate a complex environment of persistent inflation, still-tight financial conditions, political uncertainty and slowing growth. In addition, the Israel-Hamas war and other tensions in the Middle East complicate the global backdrop and represent additional considerations for our investment teams.

Our firm has a long history of helping clients weather unpredictable and volatile markets, and we’re determined to meet today’s challenges. Thank you for your trust and confidence in American Century Investments.

With appreciation and respect,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of March 31, 2024
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	14.62%	10.45%	8.55%	—	9/1/93
Russell 1000 Value Index	—	20.27%	10.32%	9.01%	—	—
I Class	AVLIX	14.95%	10.67%	8.77%	—	7/31/97
Y Class	AVUYX	15.12%	10.83%	—	8.91%	4/10/17
A Class	TWADX					10/2/96
No sales charge		14.51%	10.19%	8.29%	—
With sales charge		7.92%	8.90%	7.65%	—
C Class	ACLCX	13.59%	9.36%	7.46%	—	6/4/01
R Class	AVURX	14.06%	9.88%	8.00%	—	7/29/05
R5 Class	AVUGX	14.81%	10.65%	—	8.74%	4/10/17
R6 Class	AVUDX	15.12%	10.83%	8.93%	—	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2024
Investor Class — $22,707

Russell 1000 Value Index — $23,696

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.02%	0.82%	0.67%	1.27%	2.02%	1.52%	0.82%	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Michael Liss, David Byrns, Philip Sundell, Kevin Toney and Brian Woglom

Performance Summary

Value returned 14.62%* for the fiscal year ended March 31, 2024, compared with the 20.27% return of its benchmark, the Russell 1000 Value Index. The fund’s return reflects operating expenses, while the index’s return does not.

Value’s underperformance relative to the benchmark was led by stock selections and allocations in both the industrials and communication services sectors. Meanwhile, stock decisions and allocations in financials and utilities benefited performance.

Industrials and Communication Services Detracted

Our choice of investments in the industrials sector hindered performance. Heartland Express was a notable detractor. During the period, shares of this trucking company underperformed, driven by a weak freight market and inflation pressure from driver pay. These headwinds weighed on revenues and margins. An underweight to the sector, including no exposure to key benchmark holdings, also pressured returns.

Communication services weighed on results. A lack of investment in Meta Platforms and other benchmark holdings detracted from relative performance. An overweight position in AT&T also negatively impacted performance as U.S. telecommunications companies were pressured by fears that Amazon may be entering the wireless market. AT&T’s shares were also pressured by disappointing financial results.

Advance Auto Parts was a detractor. Shares of this automotive replacement parts retailer underperformed due to a quarterly earnings miss and guidance reduction. We exited the position as we no longer favored its risk/reward profile.

Financials and Utilities Contributed

Selection and the choice to be overweight in financials, particularly in the banking industry, gave the fund’s performance a boost. Overweight positions in several names in the banking and insurance industries aided relative performance. The Allstate Corp. was a top contributor as the insurance company recently improved its profitability after implementing policy increases, particularly for its automobile insurance policies. Meanwhile, U.S. Bancorp, along with other banks, benefited from reduced interest rate risk and credit risk.

Utilities buoyed results. Security selection and an underweight to the utilities sector benefited relative returns. Utilities in general underperformed during the period, and the portfolio’s lack of exposure to select benchmark names, including NextEra Energy, had a positive impact on overall performance.

Elsewhere, Cardinal Health contributed. During the period, shares of this health care company outperformed on solid quarterly results and a strong long-term outlook for its two businesses. Much-needed clarity on the outlines of an opioid litigation settlement also supported shares. We exited the position after it significantly outperformed and used the proceeds to fund positions in companies that we believe offered more favorable risk/reward profiles.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.
5

Fund Characteristics

MARCH 31, 2024
Types of Investments in Portfolio	% of net assets
Common Stocks	97.5%
Short-Term Investments	2.0%
Other Assets and Liabilities	0.5%

Top Five Industries	% of net assets
Banks	10.3%
Pharmaceuticals	8.5%
Oil, Gas and Consumable Fuels	7.4%
Capital Markets	5.4%
Health Care Equipment and Supplies	5.4%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments mutual fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period(1) 10/1/23 - 3/31/24	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,161.10	$5.40	1.00%
I Class	$1,000	$1,163.20	$4.33	0.80%
Y Class	$1,000	$1,164.10	$3.52	0.65%
A Class	$1,000	$1,159.90	$6.75	1.25%
C Class	$1,000	$1,155.50	$10.78	2.00%
R Class	$1,000	$1,156.90	$8.09	1.50%
R5 Class	$1,000	$1,161.80	$4.32	0.80%
R6 Class	$1,000	$1,162.60	$3.51	0.65%
Hypothetical
Investor Class	$1,000	$1,020.00	$5.05	1.00%
I Class	$1,000	$1,021.00	$4.04	0.80%
Y Class	$1,000	$1,021.75	$3.29	0.65%
A Class	$1,000	$1,018.75	$6.31	1.25%
C Class	$1,000	$1,015.00	$10.08	2.00%
R Class	$1,000	$1,017.50	$7.57	1.50%
R5 Class	$1,000	$1,021.00	$4.04	0.80%
R6 Class	$1,000	$1,021.75	$3.29	0.65%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
8

Schedule of Investments

MARCH 31, 2024

	Shares	Value
COMMON STOCKS — 97.5%
Aerospace and Defense — 1.9%
L3Harris Technologies, Inc.	61,510	$13,107,781
RTX Corp.	291,350	28,415,365
		41,523,146
Air Freight and Logistics — 1.3%
United Parcel Service, Inc., Class B	197,350	29,332,130
Automobile Components — 1.4%
Aptiv PLC(1)	183,380	14,606,217
BorgWarner, Inc.	476,412	16,550,553
		31,156,770
Automobiles — 0.8%
General Motors Co.	421,854	19,131,079
Banks — 10.3%
Bank of America Corp.	1,503,870	57,026,750
JPMorgan Chase & Co.	323,471	64,791,241
PNC Financial Services Group, Inc.	108,180	17,481,888
Truist Financial Corp.	659,465	25,705,946
U.S. Bancorp	1,121,405	50,126,804
Wells Fargo & Co.	249,298	14,449,312
		229,581,941
Beverages — 2.1%
Anheuser-Busch InBev SA	129,515	7,884,093
Heineken Holding NV	98,280	7,931,584
Heineken NV	149,170	14,381,119
Pernod Ricard SA	107,030	17,326,448
		47,523,244
Building Products — 0.5%
Cie de Saint-Gobain SA	144,450	11,211,299
Capital Markets — 5.4%
Bank of New York Mellon Corp.	668,970	38,546,051
BlackRock, Inc.	15,570	12,980,709
Charles Schwab Corp.	261,800	18,938,612
Invesco Ltd.	1,130,636	18,757,251
Northern Trust Corp.	215,352	19,149,100
State Street Corp.	164,850	12,746,202
		121,117,925
Chemicals — 0.5%
Akzo Nobel NV	149,620	11,179,226
Communications Equipment — 3.4%
Cisco Systems, Inc.	1,061,644	52,986,652
F5, Inc.(1)	118,027	22,376,739
		75,363,391
Consumer Staples Distribution & Retail — 2.5%
Dollar Tree, Inc.(1)	180,030	23,970,995
Koninklijke Ahold Delhaize NV	1,036,915	31,026,340
		54,997,335
Containers and Packaging — 0.7%
Packaging Corp. of America	85,100	16,150,278
9

	Shares	Value
Diversified Telecommunication Services — 3.6%
AT&T, Inc.	1,805,396	$31,774,970
Verizon Communications, Inc.	1,149,362	48,227,229
		80,002,199
Electric Utilities — 3.2%
Duke Energy Corp.	231,710	22,408,674
Edison International	317,110	22,429,190
Evergy, Inc.	266,760	14,239,649
Eversource Energy	196,250	11,729,863
		70,807,376
Electrical Equipment — 1.4%
Emerson Electric Co.	165,653	18,788,363
Signify NV	379,330	11,677,475
		30,465,838
Energy Equipment and Services — 1.9%
Baker Hughes Co.	703,948	23,582,258
Schlumberger NV	326,276	17,883,188
		41,465,446
Entertainment — 1.3%
Walt Disney Co.	244,850	29,959,846
Financial Services — 4.0%
Berkshire Hathaway, Inc., Class A(1)	129	81,842,760
Berkshire Hathaway, Inc., Class B(1)	17,675	7,432,691
		89,275,451
Food Products — 3.3%
Conagra Brands, Inc.	1,072,818	31,798,326
Danone SA	174,820	11,301,207
JDE Peet's NV	391,458	8,222,575
Mondelez International, Inc., Class A	311,511	21,805,770
		73,127,878
Gas Utilities — 1.0%
Atmos Energy Corp.	87,264	10,373,071
ONE Gas, Inc.	179,560	11,587,007
		21,960,078
Ground Transportation — 0.7%
Heartland Express, Inc.	1,304,159	15,571,658
Health Care Equipment and Supplies — 5.4%
GE HealthCare Technologies, Inc.	100,856	9,168,819
Medtronic PLC	802,810	69,964,892
Zimmer Biomet Holdings, Inc.	314,247	41,474,319
		120,608,030
Health Care Providers and Services — 3.9%
CVS Health Corp.	381,940	30,463,534
Henry Schein, Inc.(1)	226,000	17,067,520
Laboratory Corp. of America Holdings	93,040	20,325,518
Universal Health Services, Inc., Class B	105,260	19,205,740
		87,062,312
Health Care REITs — 0.7%
Healthpeak Properties, Inc.	789,610	14,805,187
Hotels, Restaurants and Leisure — 0.5%
Sodexo SA	131,170	11,244,317
Household Durables — 0.6%
Mohawk Industries, Inc.(1)	100,940	13,212,037
10

	Shares	Value
Household Products — 1.7%
Colgate-Palmolive Co.	148,880	$13,406,644
Kimberly-Clark Corp.	187,450	24,246,657
		37,653,301
Industrial Conglomerates — 1.2%
General Electric Co.	75,048	13,173,175
Siemens AG	75,360	14,389,153
		27,562,328
Insurance — 2.2%
Allstate Corp.	133,810	23,150,468
Reinsurance Group of America, Inc.	71,726	13,834,511
Willis Towers Watson PLC	40,970	11,266,750
		48,251,729
Leisure Products — 0.4%
Mattel, Inc.(1)	474,832	9,406,422
Machinery — 1.4%
Dover Corp.	18,800	3,331,172
IMI PLC	704,036	16,128,601
Oshkosh Corp.	102,070	12,729,150
		32,188,923
Media — 0.6%
Interpublic Group of Cos., Inc.	390,060	12,727,658
Metals and Mining — 0.6%
BHP Group Ltd.	457,725	13,234,636
Multi-Utilities — 1.0%
WEC Energy Group, Inc.	273,340	22,446,681
Oil, Gas and Consumable Fuels — 7.4%
Chevron Corp.	215,414	33,979,404
ConocoPhillips	137,643	17,519,201
Exxon Mobil Corp.	473,740	55,067,538
Occidental Petroleum Corp.	232,290	15,096,527
Shell PLC	667,315	22,141,159
TotalEnergies SE	319,364	21,968,852
		165,772,681
Paper and Forest Products — 0.5%
Mondi PLC	694,419	12,231,010
Passenger Airlines — 0.9%
Southwest Airlines Co.	659,730	19,257,519
Personal Care Products — 2.3%
Kenvue, Inc.	866,103	18,586,570
Unilever PLC	671,610	33,726,412
		52,312,982
Pharmaceuticals — 8.5%
Bristol-Myers Squibb Co.	358,273	19,429,145
Johnson & Johnson	426,157	67,413,776
Merck & Co., Inc.	174,842	23,070,402
Pfizer, Inc.	1,385,933	38,459,641
Roche Holding AG	89,750	22,914,868
Sanofi SA	195,980	19,065,801
		190,353,633
Residential REITs — 0.5%
Equity Residential	167,780	10,588,596
11

	Shares	Value
Retail REITs — 1.7%
Agree Realty Corp.	241,340	$13,785,341
Realty Income Corp.	199,850	10,811,885
Regency Centers Corp.	232,130	14,057,793
		38,655,019
Semiconductors and Semiconductor Equipment — 2.6%
Intel Corp.	679,112	29,996,377
QUALCOMM, Inc.	125,314	21,215,660
Teradyne, Inc.	55,470	6,258,680
		57,470,717
Software — 0.6%
Oracle Corp.	99,929	12,552,082
Technology Hardware, Storage and Peripherals — 0.4%
HP, Inc.	304,115	9,190,355
Trading Companies and Distributors — 0.7%
MSC Industrial Direct Co., Inc., Class A	158,149	15,346,779
TOTAL COMMON STOCKS (Cost $1,553,964,552)		2,175,038,468
SHORT-TERM INVESTMENTS — 2.0%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	122,215	122,215
Repurchase Agreements — 2.0%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.625%, 9/15/26, valued at $1,914,748), in a joint trading account at 5.28%, dated 3/28/24, due 4/1/24 (Delivery value $1,877,860)		1,876,759
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25% - 2.50%, 3/31/27 - 8/15/27, valued at $34,915,679), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $34,251,158)		34,231,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 1.875% - 2.875%, 4/30/25 - 2/28/29, valued at $7,736,862), at 5.30%, dated 3/28/24, due 4/1/24 (Delivery value $7,588,466)		7,584,000
		43,691,759
TOTAL SHORT-TERM INVESTMENTS (Cost $43,813,974)		43,813,974
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $1,597,778,526)		2,218,852,442
OTHER ASSETS AND LIABILITIES — 0.5%		10,643,552
TOTAL NET ASSETS — 100.0%		$2,229,495,994

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,920,833	AUD	15,156,419	Bank of America N.A.	6/28/24	$20,430
USD	17,059,015	CHF	15,148,678	UBS AG	6/28/24	100,720
USD	57,635,582	EUR	53,003,208	Bank of America N.A.	6/28/24	252,720
USD	57,620,625	EUR	53,003,208	JPMorgan Chase Bank N.A.	6/28/24	237,763
USD	57,651,457	EUR	53,003,208	Morgan Stanley	6/28/24	268,595
GBP	1,042,659	USD	1,316,994	Morgan Stanley	6/28/24	(411)
USD	39,384,254	GBP	31,123,341	Morgan Stanley	6/28/24	84,300
						$964,117

12

NOTES TO SCHEDULE OF INVESTMENTS
AUD	–	Australian Dollar
CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound
USD	–	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

MARCH 31, 2024
Assets
Investment securities, at value (cost of $1,597,778,526)	$2,218,852,442
Cash	512,331
Foreign currency holdings, at value (cost of $327,354)	326,978
Receivable for investments sold	14,511,334
Receivable for capital shares sold	363,066
Unrealized appreciation on forward foreign currency exchange contracts	964,528
Dividends and interest receivable	4,413,725
2,239,944,404

Liabilities
Payable for investments purchased	6,212,232
Payable for capital shares redeemed	2,369,056
Unrealized depreciation on forward foreign currency exchange contracts	411
Accrued management fees	1,666,369
Distribution and service fees payable	115,711
Accrued other expenses	84,631
10,448,410

Net Assets	$2,229,495,994

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,595,808,658
Distributable earnings (loss)	633,687,336
$2,229,495,994

	Net Assets	Shares Outstanding	Net Asset Value Per Share*
Investor Class, $0.01 Par Value	$1,194,844,612	144,298,605	$8.28
I Class, $0.01 Par Value	$510,614,481	61,475,942	$8.31
Y Class, $0.01 Par Value	$124,611,727	14,999,553	$8.31
A Class, $0.01 Par Value	$59,682,451	7,220,656	$8.27
C Class, $0.01 Par Value	$6,145,428	763,271	$8.05
R Class, $0.01 Par Value	$237,549,087	28,707,203	$8.27
R5 Class, $0.01 Par Value	$3,050,616	367,427	$8.30
R6 Class, $0.01 Par Value	$92,997,592	11,192,342	$8.31
*Maximum offering price per share was equal to the net asset value per share for all share classes, except A Class, for which the maximum offering price per share was $8.77 (net asset value divided by 0.9425). A contingent deferred sales charge may be imposed on redemptions of A Class and C Class.

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED MARCH 31, 2024
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,279,592)	$64,931,578
Interest	2,297,286
Securities lending, net	74,726
67,303,590

Expenses:
Management fees	19,473,097
Distribution and service fees:
A Class	140,600
C Class	70,731
R Class	1,136,269
Directors' fees and expenses	69,900
Other expenses	221,683
21,112,280
Fees waived(1)	(209,551)
20,902,729

Net investment income (loss)	46,400,861

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	136,908,113
Forward foreign currency exchange contract transactions	2,357,635
Foreign currency translation transactions	(107,465)
139,158,283

Change in net unrealized appreciation (depreciation) on:
Investments	103,324,344
Forward foreign currency exchange contracts	2,604,069
Translation of assets and liabilities in foreign currencies	(6,226)
105,922,187

Net realized and unrealized gain (loss)	245,080,470

Net Increase (Decrease) in Net Assets Resulting from Operations	$291,481,331
(1)Amount consists of $113,666, $46,379, $11,904, $5,634, $654, $22,545, $265 and $8,504 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2024 AND MARCH 31, 2023
Increase (Decrease) in Net Assets	March 31, 2024	March 31, 2023
Operations
Net investment income (loss)	$46,400,861	$42,841,096
Net realized gain (loss)	139,158,283	156,694,311
Change in net unrealized appreciation (depreciation)	105,922,187	(260,333,557)
Net increase (decrease) in net assets resulting from operations	291,481,331	(60,798,150)

Distributions to Shareholders
From earnings:
Investor Class	(82,926,021)	(163,229,349)
I Class	(34,686,451)	(61,548,378)
Y Class	(9,293,573)	(14,921,885)
A Class	(3,989,784)	(8,034,893)
C Class	(421,937)	(1,150,070)
R Class	(15,297,131)	(29,966,055)
R5 Class	(199,167)	(350,956)
R6 Class	(6,514,811)	(11,600,026)
Decrease in net assets from distributions	(153,328,875)	(290,801,612)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(46,240,566)	87,088,979

Net increase (decrease) in net assets	91,911,890	(264,510,783)

Net Assets
Beginning of period	2,137,584,104	2,402,094,887
End of period	$2,229,495,994	$2,137,584,104
See Notes to Financial Statements.
16

Notes to Financial Statements

MARCH 31, 2024

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

17

Foreign Currency Translations — All assets and liabilities, including investment securities and other financial instruments, initially expressed in foreign currencies are translated into U.S. dollars each day at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). Effective August 1, 2023, the investment advisor agreed to waive 0.015% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended March 31, 2024 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.85% to 1.00%	1.00%	0.99%
I Class	0.65% to 0.80%	0.80%	0.79%
Y Class	0.50% to 0.65%	0.65%	0.64%
A Class	0.85% to 1.00%	1.00%	0.99%
C Class	0.85% to 1.00%	1.00%	0.99%
R Class	0.85% to 1.00%	1.00%	0.99%
R5 Class	0.65% to 0.80%	0.80%	0.79%
R6 Class	0.50% to 0.65%	0.65%	0.64%
19

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2024 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,328,752 and $15,588, respectively. The effect of interfund transactions on the Statement of Operations was $809 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2024 were $716,634,021 and $881,735,516, respectively.
20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2024		Year ended March 31, 2023
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,350,000,000		1,350,000,000
Sold	5,242,097	$41,001,349	10,745,631	$91,169,369
Issued in reinvestment of distributions	10,169,781	79,572,664	20,174,667	156,844,553
Redeemed	(24,790,535)	(192,806,520)	(20,195,051)	(167,915,882)
	(9,378,657)	(72,232,507)	10,725,247	80,098,040
I Class/Shares Authorized	600,000,000		600,000,000
Sold	7,387,049	57,802,245	6,120,526	50,880,844
Issued in reinvestment of distributions	4,391,112	34,452,515	7,829,154	61,050,338
Redeemed	(8,691,773)	(68,530,520)	(12,231,446)	(104,231,464)
	3,086,388	23,724,240	1,718,234	7,699,718
Y Class/Shares Authorized	130,000,000		130,000,000
Sold	4,888,200	38,257,817	3,273,398	26,648,390
Issued in reinvestment of distributions	1,062,523	8,337,867	1,712,806	13,357,592
Redeemed	(5,027,130)	(39,562,602)	(4,927,994)	(40,656,012)
	923,593	7,033,082	58,210	(650,030)
A Class/Shares Authorized	60,000,000		60,000,000
Sold	1,175,483	9,093,958	987,536	8,288,338
Issued in reinvestment of distributions	484,240	3,783,183	948,819	7,357,420
Redeemed	(1,570,300)	(12,274,387)	(2,445,657)	(20,410,746)
	89,423	602,754	(509,302)	(4,764,988)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	22,787	171,545	201,859	1,680,412
Issued in reinvestment of distributions	54,394	413,877	149,033	1,127,402
Redeemed	(466,493)	(3,537,226)	(302,952)	(2,491,424)
	(389,312)	(2,951,804)	47,940	316,390
R Class/Shares Authorized	325,000,000		325,000,000
Sold	1,616,610	12,638,959	1,057,020	8,832,488
Issued in reinvestment of distributions	1,955,733	15,295,419	3,861,761	29,966,055
Redeemed	(4,554,992)	(35,368,982)	(3,025,877)	(25,568,330)
	(982,649)	(7,434,604)	1,892,904	13,230,213
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	51,257	402,205	32,262	268,580
Issued in reinvestment of distributions	25,382	199,167	45,080	350,956
Redeemed	(50,723)	(397,957)	(21,048)	(177,366)
	25,916	203,415	56,294	442,170
R6 Class/Shares Authorized	120,000,000		120,000,000
Sold	2,034,745	16,018,790	2,922,287	24,312,297
Issued in reinvestment of distributions	793,381	6,225,985	1,462,449	11,408,553
Redeemed	(2,216,100)	(17,429,917)	(5,455,685)	(45,003,384)
	612,026	4,814,858	(1,070,949)	(9,282,534)
Net increase (decrease)	(6,013,272)	$(46,240,566)	12,918,578	$87,088,979

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6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Beverages	—	$47,523,244	—
Building Products	—	11,211,299	—
Chemicals	—	11,179,226	—
Consumer Staples Distribution & Retail	$23,970,995	31,026,340	—
Electrical Equipment	18,788,363	11,677,475	—
Food Products	53,604,096	19,523,782	—
Hotels, Restaurants and Leisure	—	11,244,317	—
Industrial Conglomerates	13,173,175	14,389,153	—
Machinery	16,060,322	16,128,601	—
Metals and Mining	—	13,234,636	—
Oil, Gas and Consumable Fuels	121,662,670	44,110,011	—
Paper and Forest Products	—	12,231,010	—
Personal Care Products	18,586,570	33,726,412	—
Pharmaceuticals	148,372,964	41,980,669	—
Other Industries	1,441,633,138	—	—
Short-Term Investments	122,215	43,691,759	—
	$1,855,974,508	$362,877,934	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$964,528	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$411	—

22

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $241,283,367.

The value of foreign currency risk derivative instruments as of March 31, 2024, is disclosed on the Statement of Assets and Liabilities as an asset of $964,528 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $411 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended March 31, 2024, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,357,635 in net realized gain (loss) on forward foreign currency exchange contract transactions and $2,604,069 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions Paid From
Ordinary income	$57,068,069	$73,081,399
Long-term capital gains	$96,260,806	$217,720,213

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

23

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,657,453,099
Gross tax appreciation of investments	$605,972,735
Gross tax depreciation of investments	(44,573,392)
Net tax appreciation (depreciation) of investments	561,399,343
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(33,595)
Net tax appreciation (depreciation)	$561,365,748
Undistributed ordinary income	$6,143,211
Accumulated long-term gains	$66,178,377

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
24

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2024	$7.77	0.17	0.92	1.09	(0.17)	(0.41)	(0.58)	$8.28	14.62%	1.01%	1.02%	2.18%	2.17%	35%	$1,194,845
2023	$9.16	0.16	(0.38)	(0.22)	(0.16)	(1.01)	(1.17)	$7.77	(2.23)%	1.02%	1.02%	1.95%	1.95%	42%	$1,193,571
2022	$9.32	0.14	0.94	1.08	(0.15)	(1.09)	(1.24)	$9.16	12.26%	1.01%	1.01%	1.52%	1.52%	41%	$1,309,198
2021	$5.92	0.14	3.55	3.69	(0.15)	(0.14)	(0.29)	$9.32	63.17%	1.00%	1.00%	1.88%	1.88%	53%	$1,550,992
2020	$8.10	0.15	(1.60)	(1.45)	(0.14)	(0.59)	(0.73)	$5.92	(19.92)%	1.00%	1.00%	1.90%	1.90%	46%	$1,373,039
I Class
2024	$7.79	0.19	0.93	1.12	(0.19)	(0.41)	(0.60)	$8.31	14.95%	0.81%	0.82%	2.38%	2.37%	35%	$510,614
2023	$9.18	0.18	(0.39)	(0.21)	(0.17)	(1.01)	(1.18)	$7.79	(2.03)%	0.82%	0.82%	2.15%	2.15%	42%	$454,802
2022	$9.34	0.16	0.94	1.10	(0.17)	(1.09)	(1.26)	$9.18	12.44%	0.81%	0.81%	1.72%	1.72%	41%	$520,321
2021	$5.94	0.16	3.54	3.70	(0.16)	(0.14)	(0.30)	$9.34	63.29%	0.80%	0.80%	2.08%	2.08%	53%	$529,024
2020	$8.12	0.17	(1.60)	(1.43)	(0.16)	(0.59)	(0.75)	$5.94	(19.71)%	0.80%	0.80%	2.10%	2.10%	46%	$152,349

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2024	$7.79	0.20	0.93	1.13	(0.20)	(0.41)	(0.61)	$8.31	15.12%	0.66%	0.67%	2.53%	2.52%	35%	$124,612
2023	$9.18	0.19	(0.38)	(0.19)	(0.19)	(1.01)	(1.20)	$7.79	(1.89)%	0.67%	0.67%	2.30%	2.30%	42%	$109,655
2022	$9.34	0.18	0.93	1.11	(0.18)	(1.09)	(1.27)	$9.18	12.61%	0.66%	0.66%	1.87%	1.87%	41%	$128,721
2021	$5.94	0.17	3.55	3.72	(0.18)	(0.14)	(0.32)	$9.34	63.54%	0.65%	0.65%	2.23%	2.23%	53%	$120,607
2020	$8.12	0.18	(1.60)	(1.42)	(0.17)	(0.59)	(0.76)	$5.94	(19.60)%	0.65%	0.65%	2.25%	2.25%	46%	$44,963
A Class
2024	$7.75	0.15	0.93	1.08	(0.15)	(0.41)	(0.56)	$8.27	14.51%	1.26%	1.27%	1.93%	1.92%	35%	$59,682
2023	$9.15	0.14	(0.39)	(0.25)	(0.14)	(1.01)	(1.15)	$7.75	(2.58)%	1.27%	1.27%	1.70%	1.70%	42%	$55,295
2022	$9.31	0.12	0.93	1.05	(0.12)	(1.09)	(1.21)	$9.15	12.00%	1.26%	1.26%	1.27%	1.27%	41%	$69,880
2021	$5.92	0.12	3.54	3.66	(0.13)	(0.14)	(0.27)	$9.31	62.58%	1.25%	1.25%	1.63%	1.63%	53%	$66,639
2020	$8.09	0.13	(1.59)	(1.46)	(0.12)	(0.59)	(0.71)	$5.92	(20.01)%	1.25%	1.25%	1.65%	1.65%	46%	$49,497
C Class
2024	$7.56	0.09	0.90	0.99	(0.09)	(0.41)	(0.50)	$8.05	13.59%	2.01%	2.02%	1.18%	1.17%	35%	$6,145
2023	$8.95	0.08	(0.38)	(0.30)	(0.08)	(1.01)	(1.09)	$7.56	(3.28)%	2.02%	2.02%	0.95%	0.95%	42%	$8,718
2022	$9.13	0.05	0.91	0.96	(0.05)	(1.09)	(1.14)	$8.95	11.15%	2.01%	2.01%	0.52%	0.52%	41%	$9,886
2021	$5.81	0.07	3.46	3.53	(0.07)	(0.14)	(0.21)	$9.13	61.27%	2.00%	2.00%	0.88%	0.88%	53%	$9,212
2020	$7.95	0.07	(1.56)	(1.49)	(0.06)	(0.59)	(0.65)	$5.81	(20.58)%	2.00%	2.00%	0.90%	0.90%	46%	$10,340

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2024	$7.76	0.13	0.92	1.05	(0.13)	(0.41)	(0.54)	$8.27	14.06%	1.51%	1.52%	1.68%	1.67%	35%	$237,549
2023	$9.15	0.12	(0.38)	(0.26)	(0.12)	(1.01)	(1.13)	$7.76	(2.72)%	1.52%	1.52%	1.45%	1.45%	42%	$230,445
2022	$9.31	0.10	0.93	1.03	(0.10)	(1.09)	(1.19)	$9.15	11.70%	1.51%	1.51%	1.02%	1.02%	41%	$254,460
2021	$5.92	0.10	3.54	3.64	(0.11)	(0.14)	(0.25)	$9.31	62.15%	1.50%	1.50%	1.38%	1.38%	53%	$237,129
2020	$8.10	0.11	(1.60)	(1.49)	(0.10)	(0.59)	(0.69)	$5.92	(20.31)%	1.50%	1.50%	1.40%	1.40%	46%	$146,876
R5 Class
2024	$7.79	0.19	0.92	1.11	(0.19)	(0.41)	(0.60)	$8.30	14.81%	0.81%	0.82%	2.38%	2.37%	35%	$3,051
2023	$9.18	0.18	(0.39)	(0.21)	(0.17)	(1.01)	(1.18)	$7.79	(2.01)%	0.82%	0.82%	2.15%	2.15%	42%	$2,659
2022	$9.34	0.16	0.94	1.10	(0.17)	(1.09)	(1.26)	$9.18	12.45%	0.81%	0.81%	1.72%	1.72%	41%	$2,618
2021	$5.94	0.16	3.54	3.70	(0.16)	(0.14)	(0.30)	$9.34	63.29%	0.80%	0.80%	2.08%	2.08%	53%	$2,281
2020	$8.12	0.17	(1.60)	(1.43)	(0.16)	(0.59)	(0.75)	$5.94	(19.71)%	0.80%	0.80%	2.10%	2.10%	46%	$1,324
R6 Class
2024	$7.79	0.20	0.93	1.13	(0.20)	(0.41)	(0.61)	$8.31	15.12%	0.66%	0.67%	2.53%	2.52%	35%	$92,998
2023	$9.18	0.19	(0.38)	(0.19)	(0.19)	(1.01)	(1.20)	$7.79	(1.89)%	0.67%	0.67%	2.30%	2.30%	42%	$82,438
2022	$9.34	0.18	0.93	1.11	(0.18)	(1.09)	(1.27)	$9.18	12.61%	0.66%	0.66%	1.87%	1.87%	41%	$107,011
2021	$5.94	0.17	3.55	3.72	(0.18)	(0.14)	(0.32)	$9.34	63.54%	0.65%	0.65%	2.23%	2.23%	53%	$93,724
2020	$8.12	0.18	(1.60)	(1.42)	(0.17)	(0.59)	(0.76)	$5.94	(19.59)%	0.65%	0.65%	2.25%	2.25%	46%	$120,598

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the Value Fund and the Board of Directors of American Century Capital Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund (the “Fund”), one of the funds constituting the American Century Capital Portfolios, Inc., as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
May 16, 2024

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Thomas W. Bunn, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021)	64	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	119	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired	64	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	64	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to present)	64	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn M. Jenkins (1963)	Director	Since 2019	Senior Policy Advisor, Capital Hill Policy Group (2020 to present); Consultant, LJ Strategies (2019 to 2023)	64	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	64	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	64	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates, including members of ACIM’s Investment Oversight Committee who are members of ACIM’s Investment Management and Global Analytics departments, conduct the day-to-day operation of the program pursuant to the program.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of certain investments held by the Fund is supported by a third-party liquidity assessment vendor.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period January 1, 2023 through December 31, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding at the IRS default rate of 10%.* Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

You may elect a different withholding rate, or request zero withholding, by submitting an acceptable IRS Form W-4R election with your distribution request. You may notify us of your W-4R election by telephone, on our distribution forms, on IRS Form W-4R, or through other acceptable electronic means. If your withholding election is for an automatic withdrawal plan, you have the right to revoke your election at any time and any election you make will remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld according to state regulations if, at the time of your distribution, your tax residency is within one of the mandatory withholding states.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on
Form N-PORT. These portfolio holdings are available on the fund's website at
americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2024.

For corporate taxpayers, the fund hereby designates $45,148,516, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2024 as qualified for the corporate dividends received deduction.

The fund hereby designates $10,712,980 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2024.

The fund hereby designates $96,260,806 or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended March 31, 2024.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92273 2405

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins, Barry Fink and Gary Meltzer are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2023: $121,305
FY 2024: $126,710

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2023: $0
FY 2024: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2023: $0
FY 2024: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2023: $0
FY 2024: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2023: $0
FY 2024: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2023: $0
FY 2024: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2023: $0
FY 2024: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2023: $98,325
FY 2024: $343,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Not applicable.

(a)(3) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 30, 2024

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 30, 2024